Exhibit 7.1

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                                  VASOGEN INC.,

                                   as Issuer,

                       COMPUTERSHARE TRUST COMPANY, INC.,

                                 as U.S. Trustee

                                       and

                     COMPUTERSHARE TRUST COMPANY OF CANADA,

                               as Canadian Trustee

                                   -----------

                                    Indenture

                                   Dated as of

                                        o

                                   -----------

                                  VASOGEN INC.

               Reconciliation and tie between Trust Indenture Act
                       of 1939 and Indenture, dated as of


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  Trust Indenture                                          Indenture Section
    Act Section
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 ss.   310(a)           ...............................  6.08(a)
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        (b)             ...............................  6.09
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        (c)             ...............................  Not Applicable
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 ss.   311(a), (b)      ...............................  6.05
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        (c)             ...............................  Not Applicable
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 ss.   312(a)           ...............................  7.03
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        (b)             ...............................  7.01
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        (c)             ...............................  7.01
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 ss.   313(a), (b), (c) ...............................  7.02
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        (d)             ...............................  7.03
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 ss.   314(a)           ...............................  7.03
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        (a)(4)          ...............................  10.04
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        (b)             ...............................  Not Applicable
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        (c)(1), (2)     ...............................  1.02
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        (d)             ...............................  Not Applicable
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        (e)             ...............................  1.02
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        (f)             ...............................  Not Applicable
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 ss.   315(a)           ...............................  6.02
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        (b)             ...............................  6.01
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        (c), (d)        ...............................  6.02
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        (e)             ...............................  5.15
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 ss.   316(a)(last
     sentence)          ...............................  1.01 ("Outstanding")
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        (a)(1)(A)       ...............................  5.12
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        (a)(1)(B)       ...............................  5.02, 5.13
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        (a)(2)          ...............................  Not Applicable
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        (b)             ...............................  5.08
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        (c)             ...............................  1.04(e)
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 ss.   317(a)(1)        ...............................  5.03
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        (a)(2)          ...............................  5.04
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        (b)             ...............................  10.03
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 ss.   318(a)           ...............................  1.16
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----------------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                           TABLE OF CONTENTS

                                                                                                 Page

ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................................1

     SECTION 1.01   Definitions....................................................................1
     SECTION 1.02   Compliance Certificates and Opinions..........................................14
     SECTION 1.03   Form of Documents Delivered to Trustees.......................................15
     SECTION 1.04   Acts of Holders...............................................................15
     SECTION 1.05   Notices, etc. to Trustees and Company.........................................18
     SECTION 1.06   Notice to Holders; Waiver.....................................................18
     SECTION 1.07   Effect of Headings and Table of Contents......................................19
     SECTION 1.08   Successors and Assigns........................................................19
     SECTION 1.09   Severability Clause...........................................................19
     SECTION 1.10   Benefits of Indenture.........................................................20
     SECTION 1.11   Governing Law.................................................................20
     SECTION 1.12   Legal Holidays................................................................20
     SECTION 1.13   Agent for Service; Submission to Jurisdiction; Waiver of Immunities...........20
     SECTION 1.14   Conversion of Currency........................................................21
     SECTION 1.15   Currency Equivalent...........................................................23
     SECTION 1.16   Conflict with Trust Indenture Legislation.....................................23

ARTICLE TWO SECURITIES FORMS......................................................................23

     SECTION 2.01   Forms Generally...............................................................23
     SECTION 2.02   Form of Trustee's Certificate of Authentication...............................24
     SECTION 2.03   Securities Issuable in Global Form............................................24

ARTICLE THREE THE SECURITIES......................................................................25

     SECTION 3.01   Amount Unlimited; Issuable in Series..........................................25
     SECTION 3.02   Denominations.................................................................30
     SECTION 3.03   Execution, Authentication, Delivery and Dating................................30
     SECTION 3.04   Temporary Securities..........................................................33
     SECTION 3.05   Registration, Registration of Transfer and Exchange...........................35
     SECTION 3.06   Mutilated, Destroyed, Lost and Stolen Securities..............................39
     SECTION 3.07   Payment of Interest; Interest Rights Preserved; Optional
                    Interest Reset................................................................41
     SECTION 3.08   Optional Extension of Stated Maturity.........................................43
     SECTION 3.09   Persons Deemed Owners.........................................................44
     SECTION 3.10   Cancellation..................................................................45
     SECTION 3.11   Computation of Interest.......................................................45

                                                  i

     SECTION 3.12   Currency and Manner of Payments in Respect of Securities......................46
     SECTION 3.13   Appointment and Resignation of Successor Exchange Rate Agent..................49

ARTICLE FOUR SATISFACTION AND DISCHARGE...........................................................50

     SECTION 4.01   Satisfaction and Discharge of Indenture.......................................50
     SECTION 4.02   Application of Trust Money....................................................52

ARTICLE FIVE REMEDIES.............................................................................52

     SECTION 5.01   Events of Default.............................................................52
     SECTION 5.02   Acceleration of Maturity; Rescission and Annulment............................54
     SECTION 5.03   Collection of Debt and Suits for Enforcement by Trustees......................55
     SECTION 5.04   Trustees May File Proofs of Claim.............................................56
     SECTION 5.05   Trustees May Enforce Claims Without Possession of Securities..................57
     SECTION 5.06   Application of Money Collected................................................57
     SECTION 5.07   Limitation on Suits...........................................................57
     SECTION 5.08   Unconditional Right of Holders to Receive Principal, Premium and Interest.....58
     SECTION 5.09   Restoration of Rights and Remedies............................................59
     SECTION 5.10   Rights and Remedies Cumulative................................................59
     SECTION 5.11   Delay or Omission Not Waiver..................................................59
     SECTION 5.12   Control by Holders............................................................59
     SECTION 5.13   Waiver of Past Defaults.......................................................60
     SECTION 5.14   Waiver of Stay or Extension Laws..............................................60
     SECTION 5.15   Undertaking for Costs.........................................................60

ARTICLE SIX THE TRUSTEES..........................................................................61

     SECTION 6.01   Notice of Defaults............................................................61
     SECTION 6.02   Certain Duties and Responsibilities of Trustees...............................61
     SECTION 6.03   Certain Rights of Trustees....................................................63
     SECTION 6.04   Trustees Not Responsible for Recitals or Issuance of Securities...............64
     SECTION 6.05   May Hold Securities...........................................................65
     SECTION 6.06   Money Held in Trust...........................................................65
     SECTION 6.07   Compensation and Reimbursement................................................65
     SECTION 6.08   Corporate Trustees Required; Eligibility......................................66
     SECTION 6.09   Resignation and Removal; Appointment of Successor.............................67
     SECTION 6.10   Acceptance of Appointment by Successor........................................69
     SECTION 6.11   Merger, Conversion, Consolidation or Succession to Business...................70

                                                  ii

     SECTION 6.12   Appointment of Authenticating Agent...........................................70
     SECTION 6.13   Joint Trustees................................................................72
     SECTION 6.14   Other Rights of Trustees......................................................73

ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...................................74

     SECTION 7.01   Disclosure of Names and Addresses of Holders..................................74
     SECTION 7.02   Reports by Trustees...........................................................75
     SECTION 7.03   Reports by the Company........................................................75

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE................................77

     SECTION 8.01   Company May Consolidate, etc., Only on Certain Terms..........................77
     SECTION 8.02   Successor Person Substituted..................................................77

ARTICLE NINE SUPPLEMENTAL INDENTURES..............................................................78

     SECTION 9.01   Supplemental Indentures Without Consent of Holders............................78
     SECTION 9.02   Supplemental Indentures with Consent of Holders...............................79
     SECTION 9.03   Execution of Supplemental Indentures..........................................81
     SECTION 9.04   Effect of Supplemental Indentures.............................................81
     SECTION 9.05   Conformity with Trust Indenture Legislation...................................81
     SECTION 9.06   Reference in Securities to Supplemental Indentures............................81
     SECTION 9.07   Notice of Supplemental Indentures.............................................81

ARTICLE TEN COVENANTS.............................................................................82

     SECTION 10.01  Payment of Principal, Premium, if any, and Interest...........................82
     SECTION 10.02  Maintenance of Office or Agency...............................................82
     SECTION 10.03  Money for Securities Payments to Be Held in Trust.............................83
     SECTION 10.04  Statement as to Compliance....................................................85
     SECTION 10.05  Additional Amounts............................................................85
     SECTION 10.06  Payment of Taxes and Other Claims.............................................87
     SECTION 10.07  Corporate Existence...........................................................87
     SECTION 10.08  Waiver of Certain Covenants...................................................87

ARTICLE ELEVEN REDEMPTION OF SECURITIES...........................................................88

     SECTION 11.01  Applicability of Article......................................................88
     SECTION 11.02  Election to Redeem; Notice to Trustees........................................88

                                                  iii

     SECTION 11.03  Selection by Trustees of Securities to Be Redeemed............................88
     SECTION 11.04  Notice of Redemption..........................................................89
     SECTION 11.05  Deposit of Redemption Price...................................................90
     SECTION 11.06  Securities Payable on Redemption Date.........................................90
     SECTION 11.07  Securities Redeemed in Part...................................................91
     SECTION 11.08  Tax Redemption................................................................91

ARTICLE TWELVE SINKING FUNDS......................................................................92

     SECTION 12.01  Applicability of Article......................................................92
     SECTION 12.02  Satisfaction of Sinking Fund Payments with Securities.........................92
     SECTION 12.03  Redemption of Securities for Sinking Fund.....................................93

ARTICLE THIRTEEN REPAYMENT AT OPTION OF HOLDERS...................................................94

     SECTION 13.01  Applicability of Article......................................................94
     SECTION 13.02  Repayment of Securities.......................................................94
     SECTION 13.03  Exercise of Option............................................................94
     SECTION 13.04  When Securities Presented for Repayment Become Due and Payable................95
     SECTION 13.05  Securities Repaid in Part.....................................................96

ARTICLE FOURTEEN DEFEASANCE AND COVENANT DEFEASANCE...............................................96

     SECTION 14.01  Company's Option to Effect Defeasance or Covenant Defeasance..................96
     SECTION 14.02  Defeasance and Discharge......................................................96
     SECTION 14.03  Covenant Defeasance...........................................................97
     SECTION 14.04  Conditions to Defeasance or Covenant Defeasance...............................97
     SECTION 14.05  Deposited Money and Government Obligations to Be Held in Trust; Other
                         Miscellaneous Provisions................................................100
     SECTION 14.06  Reinstatement................................................................101

ARTICLE FIFTEEN MEETINGS OF HOLDERS OF SECURITIES................................................101

     SECTION 15.01  Purposes for Which Meetings May Be Called....................................101
     SECTION 15.02  Call, Notice and Place of Meetings...........................................101
     SECTION 15.03  Persons Entitled to Vote at Meetings.........................................102
     SECTION 15.04  Quorum; Action...............................................................102
     SECTION 15.05  Determination of Voting Rights; Conduct and Adjournment of Meetings..........103
     SECTION 15.06  Counting Votes and Recording Action of Meetings..............................104

                                                  iv

      INDENTURE, dated as of o, between VASOGEN INC., a corporation duly continued and existing under the laws of Canada (herein called the "Company"), having its principal office at 2505 Meadowvale Boulevard, Mississauga, Ontario, Canada L5N 5S2, and Computershare Trust Company, Inc., a trust company duly organized and existing under the laws of the State of Colorado, as U.S. trustee (herein called the "U.S. Trustee"), and Computershare Trust Company of Canada, a trust company duly organized and existing under the laws of Canada, as Canadian trustee (the "Canadian Trustee" and, together with the U.S. Trustee, the "Trustees").

                             RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), which may be convertible into or exchangeable for any securities of any person (including the Company), to be issued in one or more series as in this Indenture provided.

      This Indenture is subject to the provisions of Trust Indenture Legislation (as defined below) that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders (as defined below) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01      Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

      (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

      (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation;

      (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

      (5)   "or" is not exclusive;

      (6)   words implying any gender shall apply to all genders; and

      (7) the words Subsection, Section and Article refer to the Subsections, Sections and Articles, respectively, of this Indenture unless otherwise noted.

      Certain terms, used principally in Article Three, are defined in that Article.

      "accelerated indebtedness" has the meaning specified in Section 5.01.

      "Act", when used with respect to any Holder,  has the meaning specified in
Section 1.04.

      "Additional Amounts" has the meaning specified in Section 10.05.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Authenticating Agent" means any Person authorized by either Trustee pursuant to Section 6.12 to act on behalf of such Trustee to authenticate Securities.

      "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

      "Base Currency" has the meaning specified in Section 1.14.

      "Bearer Security" means any Security except a Registered Security.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of such board.

      "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustees.

      "Branch Register" has the meaning specified in Section 3.05.

      "Branch Security Registrar" has the meaning specified in Section 3.05.

      "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to
Section 3.01, any day other than Saturday, Sunday or any other day on which commercial banking institutions in that Place of Payment or other location are permitted or required by any applicable law, regulation or executive order to close.

      "calculation period" has the meaning specified in Section 3.11.

      "CBCA" means the Canada Business Corporations Act, as amended.

      "Canadian Securities Authorities" means the securities commissions or similar authorities in Canada.

      "Canadian Taxes" has the meaning specified in Section 10.05.

      "Canadian Trustee" means the Person named as the "Canadian Trustee" in the first paragraph of this Indenture until a successor Canadian Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Canadian Trustee" shall mean or include each Person who is then a Canadian Trustee hereunder; provided, however, that if at any time there is more
                            --------  -------
than one such Person, "Canadian Trustee" as used with respect to the Securities of any series shall mean only the Canadian Trustee with respect to Securities of that series.

      "Capital Stock" in any Person means any and all shares, interests, partnership interests, participations or other equivalents however designated in the equity interest in such Person and any rights (other than debt securities convertible into an equity interest), warrants or options to acquire any equity interest in such Person.

      "Central Register" has the meaning specified in Section 3.05.

      "Central Security Registrar" has the meaning specified in Section 3.05.

      "Clearstream"   means  Clearstream   Banking,   societe  anonyme,  or  its
successor.

      "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Depositary" has the meaning specified in Section 3.04.

      "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer or a Vice President, or if two or more persons share such office any one of such persons, and by the Chief Financial Officer, the Chief Accounting Officer, another Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, or if two or more persons share such office any one of such persons, and delivered to the Trustees.

      "Component Currency" has the meaning specified in Section 3.12(h).

      "Conversion Date" has the meaning specified in Section 3.12(d).

      "Conversion Event" means the cessation of use of (i) a Foreign Currency (other than the Euro or other currency unit) both by the government of the country which issued such Currency and by a central bank or other public institution of or within the international banking community for the settlement of transactions, (ii) the Euro or (iii) any currency unit (or composite currency) other than the Euro for the purposes for which it was established.

      "Corporate Trust Office" means the principal corporate trust office of the U.S. Trustee or the Canadian Trustee, as applicable, at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture of the U.S. Trustee is located at 350 Indiana Street, Suite 800, Golden, CO 80401, Attention: John M. Wahl, Facsimile No. (303) 262-0700, and of the Canadian Trustee is located at 100 University Avenue, 12th Floor, South Tower, Toronto, Ontario, M5J 2Y1, Attention: Manager, Corporate Trust, Facsimile No. (416) 981-9788, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the U.S. Trustee or the Canadian Trustee, as applicable, designated in writing to the Company at which, at any particular time, its corporate agency business shall be conducted.

      "corporation" includes corporations, associations, companies and business trusts.

      "covenant defeasance" has the meaning specified in Section 14.03.

      "coupon" means any interest coupon appertaining to a Bearer Security.

      "Currency" means any currency or currencies, composite currency or currency unit or currency units, including, without limitation, the Euro, issued by the government of one or more countries or by any recognized confederation or association of such governments.

      "Debt" means notes, bonds, debentures or other similar evidences of indebtedness for money borrowed.

      "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

      "Defaulted Interest" has the meaning specified in Section 3.07.

      "defeasance" has the meaning specified in Section 14.02.

      "Depositary " means with respect to the Securities of any series issuable or issued in the form of one or more Registered Securities, the Person designated as Depositary by the Company pursuant to Section 3.05 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and, if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Securities of that series.

      "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

      "Dollar  Equivalent  of the  Currency  Unit" has the meaning  specified in
Section 3.12(g).

      "Dollar  Equivalent of the Foreign  Currency" has the meaning specified in
Section 3.12(f).

      "Election Date" has the meaning specified in Section 3.12(h).

      "Euro" means the single currency of the participating member states from time to time of the European Union described in legislation of the European Counsel for the operation of a single unified European currency (whether known as the Euro or otherwise).

      "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euroclear System.

      "Event of Default" has the meaning specified in Section 5.01.

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

      "Exchange Date" has the meaning specified in Section 3.04.

      "Exchange Rate Agent" means, with respect to Securities of or within any series, unless otherwise specified with respect to any Securities pursuant to
Section 3.01, a New York  clearing  house bank,  designated  pursuant to Section
3.01 or Section 3.13.

      "Exchange Rate Officers' Certificate" means a tested telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar or Foreign Currency amounts of principal (and premium, if any) and interest, if any (on an aggregate basis and on the basis of a Security having the lowest denomination principal amount determined in accordance with Section
3.02 in the relevant Currency), payable with respect to a Security of any series on the basis of such Market Exchange Rate, sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer, any Vice President or any Assistant Treasurer of the Company.

      "Exchanges" means the Nasdaq National Market and The Toronto Stock Exchange and any other securities exchange or automated quotation system upon which the Securities are or become listed or quoted.

      "Excluded Holder" has the meaning specified in Section 10.05.

      "Extension Notice" has the meaning specified in Section 3.08.

      "Extension Period" has the meaning specified in Section 3.08.

      "Final Maturity" has the meaning specified in Section 3.08.

      "First Currency" has the meaning specified in Section 1.15.

      "Foreign Currency" means any Currency other than Currency of the United States.

      "GAAP" means generally accepted accounting principles in Canada in effect from time to time, unless the Person's most recent audited or quarterly financial statements are not prepared in accordance with generally accepted accounting principles in Canada, in which case "GAAP" shall mean generally accepted accounting principles in the United States in effect from time to time.

      "Government Obligations" means, unless otherwise specified with respect to any series of Securities pursuant to Section 3.01, securities which are (i) direct obligations of the government which issued the Currency in which the Securities of a particular series are payable or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the government which issued the Currency in which the Securities of such series are payable, the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such Currency and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required
                                               --------
by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest or principal of the Government Obligation evidenced by such depository receipt.

      "Holder" means, in the case of a Registered Security, the Person in whose name a Security is registered in the Security Register and, in the case of a Bearer Security, the bearer thereof and, when used with respect to any coupon, shall mean the bearer thereof.

      "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 3.01; provided, however, that, if at any time more than
                              --------   -------
one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the particular series of Securities for which such Person is Trustee established as contemplated by Section 3.01, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

      "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

      "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

      "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

      "Judgment Currency" has the meaning specified in Section 1.14.

      "Lien" means any mortgage, pledge, hypothecation, charge, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other), or preference, priority or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any agreement to give or grant a Lien or any lease, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

      "mandatory  sinking  fund  payment"  has the meaning  specified in Section
12.01.

      "Market Exchange Rate" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, (i) for any conversion involving a currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 3.01 for the Securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in New York City, Toronto, London or any other principal market for Dollars or such purchased Foreign Currency, in each case determined by the Exchange Rate Agent. Unless otherwise specified with respect to any Securities pursuant to Section 3.01, in the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, Toronto, London or another principal market for the Currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any Currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency shall be that upon which a non-resident issuer of securities designated in such Currency would purchase such Currency in order to make payments in respect of such securities.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

      "Non-Recourse Debt" means indebtedness to finance the creation, development, construction or acquisition of assets and any increases in or extensions, renewals or refinancings of such indebtedness, provided that the recourse of the lender thereof (including any agent, trustee, receiver or other Person acting on behalf of such entity) in respect of such indebtedness is limited in all circumstances to the assets created, developed, constructed or acquired in respect of which such indebtedness has been incurred and to the receivables, inventory, equipment, chattels payable, contracts, intangibles and other assets, rights or collateral connected with the assets created, developed, constructed or acquired and to which such lender has recourse.

      "Notice of Default" has the meaning specified in Section 5.01.

      "Officers' Certificate" means a certificate, which shall comply with this Indenture, signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer or a Vice President, or if two or more persons share such office any one of such persons, and by the Chief Financial Officer, the Chief Accounting Officer, another Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, or if two or more persons share such office any one of such persons, and delivered to the Trustees.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company.

      "Optional Reset Date" has the meaning specified in Section 3.07.

      "optional  sinking  fund  payment"  has the meaning  specified  in Section
12.01.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

      "Original Stated Maturity" has the meaning specified in Section 3.08.

      "Other Currency" has the meaning specified in Section 1.15.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore cancelled by a Trustee or delivered to a Trustee for cancellation;

            (ii) Securities, or portions thereof, for whose payment or redemption or repayment at the option of the Holder, money in the necessary amount has been theretofore deposited with a Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and any coupons appertaining thereto; provided
                                                                        --------
                  that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustees has been made;

            (iii) Securities,  except to the extent  provided in Sections  14.02 and 14.03, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

            (iv) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustees proof satisfactory to them that such Securities are held by a protected purchaser (as defined in Article 8 of the UCC) in whose hands such Securities are valid obligations of the Company;

            provided,  however,  that in determining  whether the Holders of the
            --------   -------
            requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02, (ii) the principal amount of any Security denominated in a Foreign Currency that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined as of the date such Security is originally issued by the Company as set forth in an Exchange Rate Officers' Certificate delivered to the Trustees, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, (iii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 3.01, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustees shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustees know to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustees the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

      "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of the Company.

      "Person" means any individual, corporation, body corporate, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment" means, when used with respect to the Securities of or within any series, each place where the principal of (and premium, if any) and interest, if any, on such Securities are payable in the United States and Canada as specified as contemplated by Sections 3.01 and 10.02.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

      "rate(s) of exchange" has the meaning specified in Section 1.14.

      "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture, plus accrued and unpaid interest thereon to the Redemption Date.

      "Registered Security" means any Security registered in the Security Register.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of or within any series means the date specified for that purpose as contemplated by Section 3.01.

      "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.

      "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid pursuant to this Indenture.

      "Reset Notice" has the meaning specified in Section 3.07.

      "Responsible Officer", when used with respect to a Trustee, means any vice president, secretary, any assistant secretary, treasurer, any assistant treasurer, cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller within the corporate trust administration division of a Trustee or any other officer of a Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one
                 --------   -------
Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

      "Shareholders' Equity" means the aggregate amount of shareholders' equity of the Company as shown on the most recent audited annual consolidated balance sheet of the Company and computed in accordance with GAAP.

      "Special Record Date" for the payment of any Defaulted Interest on the Registered Securities of or within any series means a date fixed by the Trustees pursuant to Section 3.07.

      "Specified Amount" has the meaning specified in Section 3.12(h).

      "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 3.08.

      "Subsidiary" means, any corporation of which at the time of determination the Company, directly and/or indirectly through one or more Subsidiaries, owns more than 50% of the shares of Voting Stock or partnership, joint venture, limited liability company, association, company or business trust interests.

      "Subsequent Interest Period" has the meaning specified in Section 3.07.

      "Trust Indenture Act" or "TIA" means the United States Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 9.05.

      "Trust Indenture Legislation" means, at any time, the provisions of (i) the CBCA and the regulations thereunder as amended or re-enacted from time to time, but only to the extent applicable, (ii) the provisions of any other applicable statute of Canada or any province thereof and the regulations thereunder as amended or re-enacted from time to time, but only to the extent applicable, or (iii) the Trust Indenture Act and regulations thereunder, in each case, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing debt obligations under trust indentures, to the extent that such provisions are at such time in force and applicable to this Indenture or the Company or the Trustees.

      "Trustee" or "Trustees" means the U.S. Trustee and the Canadian Trustee. If a Canadian Trustee is not appointed under this Indenture, or resigns or is removed and, pursuant to Section 6.09, the Company is not required to appoint a successor Trustee to the Canadian Trustee, "Trustee", "Trustees" and any reference to "either Trustee", "both of the Trustees" or such similar references shall mean the Person named as the U.S. Trustee or any successor thereto appointed pursuant to the applicable provisions of this Indenture. Except to the extent otherwise indicated, "Trustees" shall refer to the Canadian Trustee (if appointed and still serving) and the U.S. Trustee, both jointly and individually.

      "UCC" means the New York uniform commercial code in effect from time to time.

      "U.S. Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

      "U.S. Trustee" means the Person named as the "U.S. Trustee" in the first paragraph of this Indenture until a successor U.S. Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Trustee" shall mean or include each Person who is then a U.S. Trustee hereunder; provided, however, that if at any time there is more than one such Person, "U.S. Trustee" as used with respect to the Securities of any series shall mean only the U.S. Trustee with respect to Securities of that series.

      "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

      "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 3.01, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if (A) it is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

      "Valuation Date" has the meaning specified in Section 3.12(c).

      "Vice President", when used with respect to the Company or the Trustees, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      "Voting Stock" means with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holder thereof (whether at all times or at the time that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable body of such Person.

      "Writing" has the meaning specified in Section 6.13.

      "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

SECTION 1.02      Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustees to take any action under any provision of this Indenture, the Company shall furnish to the Trustees an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and, if requested by the Trustee, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 10.04) shall include:

      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

SECTION 1.03      Form of Documents Delivered to Trustees.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons may certify or give an opinion as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, a certificate of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Any certificate or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the accounting matters upon which such certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustees shall contain a statement that such firm is independent.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04      Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fifteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustees and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustees and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.06.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustees deem sufficient.

            (c) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

            (d) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustees to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustees to be satisfactory. The Trustees and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustees by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or
            (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner that the Trustees deem sufficient.

            (e) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Legislation, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such
                                                          --------
            authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.05      Notices, etc. to Trustees and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

      (1) the U.S. Trustee, by the Canadian Trustee, any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the U.S. Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, Facsimile No. (303) 262-0700, or

      (2) the Canadian Trustee, by the U.S. Trustee, any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Canadian Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, Facsimile No. (416) 981-9788, or

      (3) the Company by either Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company , Attention: Vice President, Corporate & Legal Affairs,
            Facsimile No: (905) 569-9231 or such other officer or facsimile number as the Company may designate on written notice to the Trustees, addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustees by the Company.

SECTION 1.06      Notice to Holders; Waiver.

      Where this Indenture provides for notice of any event to Holders of Registered Securities by the Company or the Trustees, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

      In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Registered Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustees shall be deemed to be sufficient giving of such notice for every purpose hereunder.

      Except as otherwise expressly provided herein or otherwise specified with respect to any Securities pursuant to Section 3.01, where this Indenture provides for notice to Holders of Bearer Securities of any event, such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York and in such other city or cities as may be specified in such Securities on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and not later than the latest date, prescribed for the giving of such notice. Any such notice shall be deemed to have been given on the date of the first such publication.

      In case, by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause, it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustees shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of such notice with respect to other Holders of Bearer Securities or the sufficiency of any notice to Holders of Registered Securities given as provided herein.

      Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustees, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 1.07      Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.08      Successors and Assigns.

      All covenants and agreements in this Indenture by the Company and the Trustees shall bind their successors and assigns, whether so expressed or not.

SECTION 1.09      Severability Clause.

      In case any provision in this Indenture or in any Security or coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10      Benefits of Indenture.

      Nothing in this Indenture or in the Securities or coupons, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture. Subject to
Section 1.16, at all times in relation to this Indenture and any action to be taken hereunder, the Company and the Trustees each shall observe and comply with Trust Indenture Legislation and the Company, the Trustees and each Holder of a Security shall be entitled to the benefits of Trust Indenture Legislation.

SECTION 1.11      Governing Law.

      This Indenture and the Securities and coupons shall be governed by and construed in accordance with the law of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the law of another jurisdiction would be required thereby. Each Trustee and the Company agrees to comply with all provisions of Trust Indenture Legislation applicable to or binding upon it in connection with this Indenture and any action to be taken hereunder.

SECTION 1.12      Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security shall not be a Business Day at any Place of Payment or other location contemplated hereunder, then (notwithstanding any other provision of this Indenture or of any Security or coupon other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment or other location contemplated hereunder on such date, but may be made on the next succeeding Business Day at such Place of Payment or other location contemplated hereunder with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, as the case may be.

SECTION 1.13      Agent for Service; Submission to Jurisdiction; Waiver of
                  Immunities.

      By the execution and delivery of this Indenture, the Company (i) acknowledges that it has irrevocably designated and appointed CT Corporation System, 111 8th Avenue, 13th Floor, New York, New York 10011 as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Securities or this Indenture that may be instituted in any federal or New York state court located in The Borough of Manhattan, The City of New York, or brought by the Trustees (whether in their individual capacity or in their capacity as Trustees hereunder), (ii) irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company (mailed or delivered to the Company, attention: Vice President, Corporate & Legal Affairs, at its principal office at 2505 Meadowvale Boulevard, Mississauga, Ontario, Canada L5N 5S2, as specified in
Section 1.05 hereof), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Indenture shall be in full force and effect.

      To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

      The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action, suit or proceeding in any such court or any appellate court with respect thereto. The Company irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action, suit or proceeding in any such court.

SECTION 1.14      Conversion of Currency.

            (a) The Company covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture:

                  (i) If for the purposes of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "Judgment Currency") an amount due or contingently due in any other currency under the Securities of any series and this Indenture (the "Base Currency"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which a final judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                  (ii) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment referred to in (i) above is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company shall pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the Judgment
                        Currency   when   converted  at  the  rate  of  exchange
                        prevailing on the date of receipt will produce the amount in the Base Currency originally due.

            (b) In the event of the winding- up of the Company at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company shall indemnify and hold the Holders and the Trustees harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the equivalent of the amount in the Base Currency due or contingently due under the Securities and this Indenture (other than under this Subsection (b)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (b) the final date for the filing of proofs of claim in the winding- up of the Company shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company may be ascertained for such winding- up prior to payment by the liquidator or otherwise in respect thereto.

            (c) The obligations contained in Subsections (a)(ii) and (b) of this Section shall constitute separate and independent obligations of the Company from its other obligations under the Securities and this Indenture, shall give rise to separate and independent causes of action against the Company, shall apply irrespective of any waiver or extension granted by any Holder or the Trustees or either of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding up of the Company for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustees, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or its liquidator. In the case of Subsection (b) above, the amount of such deficiency shall not be deemed to be increased or reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

      The term "rate(s) of exchange" shall mean the rate of exchange quoted by a Canadian chartered bank as may be designated in writing by the Company to the Trustees from time to time, at its central foreign exchange desk in its main office in Toronto at 12:00 noon (Toronto time) on the relevant date for purchases of the Base Currency with the Judgment Currency and includes any premiums and costs of exchange payable. The

Trustees shall have no duty or liability with respect to monitoring or enforcing this Section.

SECTION 1.15      Currency Equivalent.

      Except as otherwise provided in this Indenture, for purposes of the construction of the terms of this Indenture or of the Securities, in the event that any amount is stated herein in the Currency of one nation (the "First Currency"), as of any date such amount shall also be deemed to represent the amount in the Currency of any other relevant nation (the "Other Currency") which is required to purchase such amount in the First Currency at the Bank of Canada noon rate as reported by Telerate on screen 3194 (or such other means of reporting the Bank of Canada noon rate as may be agreed upon by each of the parties to this Indenture) on the date of determination.

SECTION 1.16      Conflict with Trust Indenture Legislation.

      If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of Trust Indenture Legislation, such mandatory requirement shall control. If and to the extent that any provision hereof modifies or excludes any provision of Trust Indenture Legislation that may be so modified or excluded, the latter provision shall be deemed to apply hereof as so modified or to be excluded, as the case may be.

                                  ARTICLE TWO
                                SECURITIES FORMS

SECTION 2.01      Forms Generally.

      The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of the Securities or coupons. If the forms of Securities or coupons of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustees at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities or coupons. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

      Unless otherwise specified as contemplated by Section 3.01, Bearer Securities shall have interest coupons attached.

      Either Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

      The definitive Securities and coupons shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities or coupons.

SECTION 2.02      Form of Trustee's Certificate of Authentication.

      Subject to Section 6.12, either Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        (Certificate of Authentication may be executed by either Trustee)

Dated:
       --------------------

      Computershare Trust Company, Inc., as U.S. Trustee, certifies that this is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          Computershare Trust Company, Inc.,
                                          as U.S. Trustee


                                          By:
                                               --------------------------------
                                               Authorized Officer


Dated:
       --------------------

      Computershare Trust Company of Canada, as Canadian Trustee, certifies that this is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          Computershare Trust Company of Canada,
                                          as Canadian Trustee


                                          By:
                                               --------------------------------
                                               Authorized Officer

SECTION 2.03      Securities Issuable in Global Form.

      If Securities of or within a series are issuable in global form, as specified and contemplated by Section 3.01, then, notwithstanding clause (10) of
Section 3.01, any
such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustees in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustees pursuant to Section 3.03 or
Section  3.04.  Subject to the  provisions  of Section 3.03 and, if  applicable,
Section 3.04, the Trustees shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or Section 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

      The provisions of the last sentence of Section 3.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustees the Security in global form together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

      Notwithstanding the provisions of Section 3.07, unless otherwise specified as contemplated by Section 3.01, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

      Notwithstanding the provisions of Section 3.09 and except as provided in the preceding paragraph, the Company, the Trustees and any agent of the Company and the Trustees shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, Euroclear or Clearstream.

                                 ARTICLE THREE
                                 THE SECURITIES

SECTION 3.01      Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 3.03, set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (19) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

      (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

      (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06, 11.07 or 13.05);

      (3) the extent and manner, if any, to which payment on or in respect of the Securities of the series will be senior or will be subordinated to the prior payment of other liabilities and obligations of the Company, and whether the payment of principal, premium, if any, and interest, if any, will be guaranteed by any other Person and the nature and priority of any security;

      (4) the percentage or percentages of principal amount at which the Securities of the series will be issued;

      (5) the date or dates, or the method by which such date or dates will be determined or extended, on which the Securities of the series may be issued and on which the principal of the Securities of the series is payable;

      (6) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on any Registered Security on any Interest Payment Date, or the method by which such date or dates shall be determined, and the basis upon which interest shall be calculated if other than on the basis of a 360-day year of 12 30-day months;

      (7) the place or places, if any, other than or in addition to the Borough of Manhattan, The City of New York, where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, where any Registered Securities of the series may be surrendered for registration of transfer, where Securities of the series may be surrendered for exchange, where Securities of the series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable and, if different than the location specified in Section 1.05, the place or places where notices or demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

      (8) the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

      (9) the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof, and the period or periods within which, the price or prices at which, the Currency in which, and other terms and conditions upon which Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

      (10) if other than denominations of $1,000 and any integral multiple thereof, the denomination or denominations in which any Registered Securities of the series shall be issuable and, if other than denominations of $5,000, the denomination or denominations in which any Bearer Securities of the series shall be issuable;

      (11) if other than the Trustees, the identity of each Security Registrar and/or Paying Agent;

      (12) if other than the principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
            Section  5.02  or  the  method  by  which  such  portion   shall  be
            determined;

      (13) if other than Dollars, the Currency in which payment of the principal of (or premium, if any) or interest, if any, on the Securities of the series shall be payable or in which the Securities of the series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of any of the provisions of Section 3.12;

      (14) whether the amount of payments of principal of (or premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on one or more Currencies, commodities, equity indices or other indices), and the manner in which such amounts shall be determined;

      (15) whether the principal of (or premium, if any) or interest, if any, on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which such Securities are denominated or stated to be payable, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities are to be so payable, in each case in accordance with, in addition to or in lieu of any of the provisions of Section 3.12;

      (16)  the designation of the initial Exchange Rate Agent, if any;

      (17) the applicability, if any, of Sections 14.02 and/or 14.03 to the Securities of the series and any provisions in modification of, in addition to or in lieu of any of the provisions of Article Fourteen that shall be applicable to the Securities of the series;

      (18) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

      (19) any deletions from, modifications of or additions to the Events of Default or covenants (including any deletions from, modifications of or additions to Section 10.08) of the Company with respect to Securities of the series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

      (20) whether Securities of the series are to be issuable as Registered Securities, Bearer Securities (with or without coupons) or both, any restrictions applicable to the offer, sale or delivery of Bearer Securities, whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form with or without coupons and, if so, whether beneficial owners of interests in any such permanent global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in Section 3.05, whether Registered Securities of the series may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations), whether Bearer Securities of the series may be exchanged for Registered Securities of such series, and the circumstances under which and the place or places where any such exchanges may be made and, if Securities of the series are to be issuable in global form, the identity of any initial depository therefor;

      (21) the date as of which any Bearer Securities of the series and any temporary global Security representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

      (22) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the coupons appertaining thereto as they severally mature, and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 3.04;

      (23) if Securities of the series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and/or terms of such certificates, documents or conditions;

      (24) if the Securities of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

      (25) whether, under what circumstances and the Currency in which the Company will pay Additional Amounts as contemplated by Section 10.05 on the Securities of the series to any Holder (including any modification to the definition of such term) in respect of any tax, assessment or governmental charge and, if so, whether the Company will have the option to redeem such Securities rather than pay such Additional Amounts (and the terms of any such option);

      (26) if the Securities of the series are to be convertible into or exchangeable for any securities of any Person (including the Company), the terms and conditions upon which such Securities will be so convertible or exchangeable;

      (27) the applicability, if any, of Sections 10.05 and 11.08 to such Securities;

      (28) provisions as to modification, amendment or variation of any rights or terms attaching to the Securities; and

      (29) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of Trust Indenture Legislation or the provisions of this Indenture).

      All Securities of any one series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 3.03) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. Not all Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

      If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustees at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 3.02      Denominations.

      The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. With respect to Securities of any series denominated in Dollars, in the absence of any such provisions, the Registered Securities of such series, other than Registered Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof and the Bearer Securities of such series, other than the Bearer Securities issued in global form (which may be of any denomination), shall be issuable in a denomination of $5,000.

SECTION 3.03      Execution, Authentication, Delivery and Dating.

      The Securities and any coupons appertaining thereto shall be executed on behalf of the Company by any one of the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, a Vice President, Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary of the Company, or if two or more persons share such office any one of such persons. The signature of any of these officers on the Securities or coupons may be the manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

      Securities or coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities or coupons.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupon appertaining thereto, executed by the Company to the Trustees for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustees, or either of them, in accordance with such Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer
--------   -------
Security shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified with respect to
             -------- -------
any series of Securities pursuant to Section 3.01, a Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished a certificate in the form set forth in Exhibit A-1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a permanent global Bearer Security, then, for purposes of this Section and Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such permanent global Security. Except as permitted by Section 3.06, the Trustees shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured have been detached and cancelled. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustees for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue.

      In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustees shall be entitled to receive, and (subject to Trust Indenture Legislation) shall be fully protected in relying upon, an Opinion of Counsel stating:

            (a) that the form or forms of such  Securities  and any coupons have
            been   established  in  conformity   with  the  provisions  of  this
            Indenture;

            (b) that the terms of such Securities and any coupons have been established in conformity with the provisions of this Indenture;

            (c) that such Securities, together with any coupons appertaining thereto, when completed by appropriate insertions and executed and delivered by the Company to the Trustees for authentication in accordance with this Indenture, authenticated and delivered by the Trustees, or either of them, in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equitable principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities and any coupons;

            (d) that all laws and requirements in respect of the execution and delivery by the Company of such Securities, any coupons and of the supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities and any coupons and the execution and delivery of the supplemental indentures, if any, by the Trustees will not violate the terms of the Indenture;

            (e) that the Company has the corporate power to issue such Securities and any coupons, and has duly taken all necessary corporate action with respect to such issuance; and

            (f) that the issuance of such Securities and any coupons will not contravene the articles of incorporation or continuance, or such other constating documents than in effect, if any, or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company is bound.

      Notwithstanding the provisions of Section 3.01 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

      The Trustees shall not be required to authenticate and deliver any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustees' own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustees.

      Each Registered Security shall be dated the date of its authentication and each Bearer Security shall be dated as of the date specified as contemplated by
Section 3.01.

      No Security or coupon shall entitle a Holder to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the U.S. Trustee or by the Canadian Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustees for cancellation as provided in Section 3.10 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never entitle a Holder to the benefits of this Indenture.

SECTION 3.04      Temporary Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustees, or either of them, shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Such temporary Securities may be in global form.

      Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured coupons appertaining thereto), the Company shall execute and either Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations; provided, however, that no definitive Bearer Security
                           --------  -------
shall be delivered in exchange for a temporary Registered Security; and provided
                                                                        --------
further that a definitive  Bearer  Security shall be delivered in exchange for a
-------
temporary  Bearer  Security only in compliance  with the conditions set forth in
Section 3.03. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

      If temporary Securities of any series are issued in global form, any such temporary global Security shall, unless otherwise provided therein, be delivered to the London office of a depositary or common depositary (the "Common Depositary") or the Depositary, as applicable, for the benefit of Euroclear and Clearstream, for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

      Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustees definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustees, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and either Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, permanent global bearer form or permanent global registered form, or any combination thereof, as specified as contemplated by Section 3.01, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless
                                               --------   -------
otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to
Section 3.01); and provided further that definitive  Bearer  Securities shall be
                   -------- -------
delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 3.03.

      Unless otherwise specified in such temporary global Security, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the account holder instructs Euroclear and Clearstream, as the case may be, to request such exchange on his behalf and delivers to Euroclear and Clearstream, as the case may be, a certificate in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01), dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euroclear and Clearstream, the Trustees, any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euroclear and Clearstream. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

      Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 3.01, interest payable on a temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euroclear and Clearstream on such Interest Payment Date upon delivery by Euroclear and Clearstream to the Trustees of a certificate or certificates in the form set forth in Exhibit A-2 to this Indenture (or in such other form as may be established pursuant to Section 3.01), for credit without further interest thereon on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to

Euroclear and Clearstream, as the case may be, a certificate dated no earlier than 15 days prior to the Interest Payment Date occurring prior to such Exchange Date in the form set forth in Exhibit A-1 to this Indenture (or in such other form as may be established pursuant to Section 3.01). Notwithstanding anything to the contrary herein contained, the certifications made pursuant to this paragraph shall satisfy the certification requirements of the preceding two paragraphs of this Section and of the third paragraph of Section 3.03 of this Indenture and the interests of the Persons who are the beneficial owners of the temporary global Security with respect to which such certification was made will be exchanged for definitive Securities of the same series and of like tenor on the Exchange Date or the date of certification if such date occurs after the Exchange Date, without further act or deed by such beneficial owners. Except as otherwise provided in this paragraph, no payments of principal (or premium, if any) or interest, if any, owing with respect to a beneficial interest in a temporary global Security will be made unless and until such interest in such temporary global Security shall have been exchanged for an interest in a definitive Security. Any interest so received by Euroclear and Clearstream and not paid as herein provided shall be returned to the Trustees immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 10.03.

SECTION 3.05      Registration, Registration of Transfer and Exchange.

      So long as required by Trust Indenture Legislation, the Company shall keep at its principal office in the Province of Ontario, or shall cause to be kept at the office of a trust corporation registered under the Loan and Trust Corporations Act (Ontario), a securities register (the "Central Register") of Holders of each series of Securities maintained in compliance with the laws of the Province of Ontario. The Company will cause the particulars of each such issue, exchange or transfer of Securities to be recorded in the Central Register. The Company shall initially be the central security registrar (the "Central Security Registrar") for the purpose of registering Securities and transfers and exchanges of Securities in the Central Register as provided herein; provided, however, the Company may appoint from time to time one or more successor Central Security Registrars and may from time to time rescind any such appointment. If no longer required by Trust Indenture Legislation, the Company may appoint a Person other than the Company or a trust corporation registered under the Loan and Trust Corporations Act (Ontario) as the Central Securities Registrar.

      The Company shall also cause to be maintained a branch register (a "Branch Register") or Branch Registers of Holders of Securities in accordance with
Section 10.02 in the same manner and containing the same information with respect to each entry contained therein as contained in the Central Register. A copy of every entry in a Branch Register shall, promptly after the entry is made, be transmitted to the Central Security Registrar. If there is a conflict between the information contained in the Central Register and the information contained in the Branch Register, the information contained in the Central Register shall prevail. The Central Register together with each Branch Register are collectively referred to herein as the "Security Register". At all reasonable times, the Security Register shall be open to inspection by the Trustees. The U.S. Trustee is hereby initially appointed as branch security registrar (the "Branch Security Registrar") for the purpose  of  maintaining  a  Branch  Register  at its  Corporate  Trust  Office;
provided,  however,  the  Company  may  appoint  from  time to time  one or more
--------   -------
successor or additional Branch Security Registrars and may from time to time rescind any such appointment. The Central Security Registrar together with each Branch Security Registrar are collectively referred to herein as the "Security Registrar".

      Upon surrender for registration of transfer of any Registered Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and either Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

      At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denomination and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and either Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified with respect to any series of Securities as contemplated by
Section 3.01, Bearer Securities may not be issued in exchange for Registered Securities.

      If (but only if)  expressly  permitted  in or pursuant  to the  applicable
Board Resolution and (subject to Section 3.03) set forth in the applicable Officers' Certificate, or in any indenture supplemental hereto, delivered as contemplated by Section 3.01, at the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denomination and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, any such permitted exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustees if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section
               --------   -------
10.02, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in a permitted exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

      Whenever any Securities are so surrendered for exchange, the Company shall execute, and either Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 3.01, any permanent global Security shall be exchangeable only as provided in this paragraph. If any beneficial owner of an interest in a permanent global Security is entitled to exchange such interest for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 3.01 and provided that any applicable notice provided in the permanent global Security shall have been given, then without unnecessary delay but in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustees definitive Securities in aggregate principal amount equal to the principal amount of such beneficial owner's interest in such permanent global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such permanent global Security shall be surrendered by the Common Depositary or such other depositary as shall be specified in the Company Order with respect thereto to the Trustees, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge, and either Trustee shall authenticate and deliver, in exchange for each portion of such permanent global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 3.01, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at
--------  -------
the opening of business 15 days before any selection of Securities to be redeemed and ending on the relevant Redemption Date if the Security for which exchange is requested may be among those selected for redemption; and provided,
                                                                       --------
further,  that no Bearer  Security  delivered  in  exchange  for a portion  of a
-------
permanent global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such permanent global Security is payable in accordance with the provisions of this Indenture.

      Transfers of global Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. If at any time the Depositary of a series notifies the Company that it is unwilling, unable or no longer qualifies to continue as Depositary of such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor depositary with respect to the Securities for such series. If a successor to the Depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company's election pursuant to Section 3.01 shall no longer be effective with respect to the Securities for such series and the Company will execute, and either Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive, registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

      The Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities. In such event the Company will execute, and either Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive, registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

      Interests of a beneficial owner in global Securities may also be transferred or exchanged for definitive Securities if, after the occurrence of an Event of Default with respect to such Securities, and while such Event of Default is continuing, such owner notifies the Trustees in writing that it wishes to receive a Security in definitive, registered form and provides to the Trustees evidence reasonably satisfactory to the Trustees of its ownership interest in such Securities. In such event the Company will execute, and either Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive, registered form, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the global Security or Securities representing such series in exchange for such global Security or Securities.

      Upon the exchange of a global Security for Securities in definitive registered form, such global Security shall be cancelled by the U.S. Trustee. Securities issued in exchange for a global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the U.S. Trustee in writing. The U.S. Trustee shall deliver such Securities to the persons in whose names such Securities are so registered.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06, 11.07 or 13.05 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series in definitive form during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 11.03 or 12.03 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption  and  (B)  if  Securities  of  the  series  are  issuable  as  Bearer
Securities, the day of the first publication of the relevant notice of redemption or, (C) if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security in definitive form so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided that such Registered Security shall be simultaneously
             --------
surrendered for redemption, or (iv) to issue, register the transfer of or exchange any Security in definitive form which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

SECTION 3.06      Mutilated, Destroyed, Lost and Stolen Securities.

      If any mutilated Security or a Security with a mutilated coupon appertaining to it is surrendered to either Trustee, the Company shall execute and either Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security, or, in case any such mutilated Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to the surrendered Security, pay such Security or coupon. If there shall be delivered to the Company and to either Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustees that such Security or coupon has been acquired by a protected purchaser (as defined in Article 8 of the UCC), the Company shall execute and upon Company Order either Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security for which a destroyed, lost or stolen coupon appertains (with all appurtenant coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with coupons corresponding to the coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen coupon appertains.

      Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the
Security to which such mutilated, destroyed, lost or stolen coupon appertains, pay such Security or coupon; provided, however, that payment of principal of
                               --------   -------
(and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 10.02, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 3.01, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustees) connected therewith.

      Every new Security of any series with its coupons, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security and its coupons, if any, or the mutilated, destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and the Holders of such Security shall be entitled to all the benefits of this Indenture equally and proportionately with the Holders of any and all other Securities of that series and their coupons, if any, duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

SECTION 3.07 Payment of Interest; Interest Rights Preserved; Optional Interest Reset.

            (a) Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, interest, if any, on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 10.02; provided,
                                                                       --------
            however,   that  each  installment  of  interest,  if  any,  on  any
            -------
            Registered Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 3.09, to the address of such Person as it appears on the Security Register or
            (ii) transfer to an account located in the United States maintained by the payee of a Holder of $2.0 million or more in aggregate principal amount of such Securities.

      Unless otherwise provided as contemplated by Section 3.01 with respect to the Securities of any series, payment of interest, if any, may be made, in the case of a Bearer Security, by transfer to an account located outside the United States maintained by the payee.

      Unless otherwise provided as contemplated by Section 3.01, every permanent global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euroclear and Clearstream with respect to that portion of such permanent global Security held for its account by the Common Depositary, for the purpose of permitting each of Euroclear and Clearstream to credit the interest, if any, received by it in respect of such permanent global Security to the accounts of the beneficial owners thereof.

      Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustees in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with either Trustee an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustees for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustees shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustees of the notice of the proposed payment. The Trustees shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in Section 1.06, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

      (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustees of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustees.

            (b) The provisions of this Subsection may be made applicable to any series of Securities pursuant to Section 3.01 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01). The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustees of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Security. Not later than 40 days prior to each Optional Reset Date, the Trustees shall transmit, in the manner provided for in Section 1.06, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

      Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or the spread or spread multiplier, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustees to transmit, in the manner provided for in Section 1.06, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

      The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders except that the period for delivery or notification to the Trustees shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustees, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

      Subject to the foregoing provisions of this Section and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08      Optional Extension of Stated Maturity.

      The provisions of this Section 3.08 may be made applicable to any series of Securities pursuant to Section 3.01 (with such modifications, additions or substitutions as may be specified pursuant to such Section 3.01). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustees of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustees shall transmit, in the manner provided for in Section 1.06, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustees' transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

      Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustees to transmit, in the manner provided for in Section 1.06, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

      If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Thirteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustees shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustees revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

SECTION 3.09      Persons Deemed Owners.

      Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustees and any agent of the Company or the Trustees may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 3.05 and 3.07) interest, if any, on such Security and for all other purposes whatsoever (other than the payment of Additional Amounts, if any), whether or not such Security be overdue, and none of the Company, the Trustees or any agent of the Company or the Trustees shall be affected by notice to the contrary.

      Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustees and any agent of the Company or the Trustees may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupons be overdue, and none of the Company, the Trustees or any agent of the Company or the Trustees shall be affected by notice to the contrary.

      None of the Company, the Trustees, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Notwithstanding the foregoing, with respect to any global Security, nothing herein shall prevent the Company, the Trustees, or any agent of the Company or the Trustees, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder, with respect to such global Security or impair, as between such depositary and owners of beneficial interests in such global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such global Security.

SECTION 3.10      Cancellation.

      All Securities and coupons surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than a Trustee, be delivered to a Trustee. All Securities and coupons so delivered to either Trustee shall be promptly cancelled by it. The Company may at any time deliver to either Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to either Trustee (or to any other Person for delivery to such Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by such Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to a Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by a Trustee shall be disposed of by such Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

SECTION 3.11      Computation of Interest.

      Except as otherwise specified as contemplated by Section 3.01 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. For the purposes of disclosure under the Interest Act (Canada), the yearly rate of interest to which interest calculated under a Security for any period in any calendar year (the "calculation period") is equivalent, is the rate payable under a Security in respect of the calculation period multiplied by a fraction the numerator of which is the actual number of days in such calendar year and the denominator of which is the actual number of days in the calculation period.

SECTION 3.12      Currency and Manner of Payments in Respect of Securities.

            (a) With respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, and with respect to Bearer Securities of any series, except as provided in paragraph (d) below, payment of the principal of (and premium, if any) and interest, if any, on any Registered or Bearer Security of such series will be made in the Currency in which such Registered Security or Bearer Security, as the case may be, is payable. The provisions of this Section may be modified or superseded with respect to any Securities pursuant to
            Section 3.01.

            (b) It may be provided pursuant to Section 3.01 with respect to Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (or premium, if any) or interest, if any, on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustees a written election with signature guarantees and in the applicable form established pursuant to Section 3.01, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustees (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change of election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or with respect to which the Company has deposited funds pursuant to Article Four or Fourteen or with respect to which a notice of redemption has been given by the Company or a notice of option to elect repayment has been sent by such Holder or such transferee). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustees not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in Section 3.12(a). The Trustees shall notify the Exchange Rate Agent as soon as practicable after the Election Date of the aggregate principal amount of Registered Securities for which Holders have made such written election.

            (c) Unless otherwise specified pursuant to Section 3.01, if the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01, then, unless otherwise specified pursuant to Section 3.01, not later than the fourth Business Day after the Election Date for each payment date for Registered Securities of any series, the Exchange Rate Agent will deliver to the Company a written notice specifying, in the Currency in which Registered Securities of such series are payable, the respective aggregate amounts of principal of (and premium, if any) and interest, if any, on the Registered Securities to be paid on such payment date, specifying the amounts in such Currency so payable in respect of the Registered Securities as to which the Holders of Registered Securities of such series shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to
            Section 3.01 and if at least one Holder has made such election, then, unless otherwise specified pursuant to Section 3.01, on the second Business Day preceding such payment date the Company will deliver to the Trustees for such series of Registered Securities an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar or Foreign Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market Exchange Rate in effect on the third Business Day (the "Valuation Date") immediately preceding each payment date, and such determination shall be conclusive and binding for all purposes, absent manifest error.

            (d) If a Conversion Event occurs with respect to a Foreign Currency in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then, with respect to each date for the payment of principal of (and premium, if any) and interest, if any, on the applicable Securities denominated or payable in such Foreign Currency occurring after the last date on which such Foreign Currency was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. Unless otherwise specified pursuant to Section 3.01, the Dollar amount to be paid by the Company to the Trustees and by the Trustees or any Paying Agent to the Holders of such Securities with respect to such payment date shall be, in the case of a Foreign Currency other than a currency unit, the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent in the manner provided in paragraph (f) or (g) below.

            (e) Unless otherwise specified pursuant to Section 3.01, if the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph
            (b) above, and a

            Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election; and if a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) above.

            (f) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

            (g) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent and subject to the provisions of paragraph (h) below shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

            (h) For purposes of this Section the following terms shall have the following meanings:

      A "Component Currency" shall mean any Currency which, on the Conversion Date, was a component currency of the relevant currency unit, including, but not limited to, the Euro.

      A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant currency unit, including, but not limited to, the Euro, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more currencies, having an aggregate Dollar Equivalent value at the Market Exchange Rate on the date of such replacement equal to the Dollar Equivalent value of the Specified Amount of such former Component Currency at the Market Exchange Rate immediately before such division and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant currency unit, including, but not limited to, the Euro, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any

Component Currency of such currency unit and is continuing on the applicable Valuation Date, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

      "Election Date" shall mean the date for any series of Registered Securities as specified pursuant to clause (15) of Section 3.01 by which the written election referred to in paragraph (b) above may be made.

      All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit, the Market Exchange Rate and changes in the Specified Amounts as specified above shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company, the Trustees and all Holders of such Securities denominated or payable in the relevant Currency. The Exchange Rate Agent shall promptly give written notice to the Company and the Trustees of any such decision or determination.

      In the event that the Company determines in good faith that a Conversion Event has occurred with respect to a Foreign Currency, the Company will immediately give written notice thereof to the Trustees and to the Exchange Rate Agent (and the Trustees will promptly thereafter give notice in the manner provided for in Section 1.06 to the affected Holders) specifying the Conversion Date. In the event the Company so determines that a Conversion Event has occurred with respect to the Euro or any other currency unit in which Securities are denominated or payable, the Company will immediately give written notice thereof to the Trustees and to the Exchange Rate Agent (and the Trustees will promptly thereafter give notice in the manner provided for in Section 1.06 to the affected Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event the Company determines in good faith that any subsequent change in any Component Currency as set forth in the definition of Specified Amount above has occurred, the Company will similarly give written notice to the Trustees and the Exchange Rate Agent.

      The Trustees shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent and shall not otherwise have any duty or obligation to determine the accuracy or validity of such information independent of the Company or the Exchange Rate Agent.

SECTION 3.13      Appointment and Resignation of Successor Exchange Rate Agent.

            (a) Unless otherwise specified pursuant to Section 3.01, if and so long as the Securities of any series (i) are denominated in a Currency other than Dollars or (ii) may be payable in a Currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one Exchange Rate Agent. The Company will cause the Exchange Rate Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to
            Section 3.01 for the purpose of determining the applicable rate of exchange and, if applicable, for the purpose of converting the issued Currency into the applicable payment Currency for the payment of principal (and premium, if any) and interest, if any, pursuant to
            Section 3.12.

            (b) No resignation of the Exchange Rate Agent and no appointment of a successor Exchange Rate Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Exchange Rate Agent as evidenced by a written instrument delivered to the Company and the Trustees.

            (c) If the Exchange Rate Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Exchange Rate Agent for any cause with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Exchange Rate Agent or Exchange Rate Agents with respect to the Securities of that or those series (it being understood that any such successor Exchange Rate Agent may be appointed with respect to the Securities of one or more or all of such series and that, unless otherwise specified pursuant to Section 3.01, at any time there shall only be one Exchange Rate Agent with respect to the Securities of any particular series that are originally issued by the Company on the same date and that are initially denominated and/or payable in the same Currency).

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 4.01      Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto and any right to receive Additional Amounts as contemplated by Section 10.05) and the Trustees, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

      (1)   either

            (a) all Securities of such series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (other than (i) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 3.05, (ii) Securities and coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in
            Section 3.06, (iii) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 11.06, and (iv) Securities and coupons of such series for whose payment money has theretofore been deposited in trust with either Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 10.03) have been delivered to either Trustee for cancellation; or

            (b) all Securities of such series and, in the case of (i) or (ii) below, any coupons appertaining thereto not theretofore delivered to either Trustee for cancellation

                  (i)   have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity within one year, or

                  (iii) if  redeemable  at the option of the Company,  are to be called for redemption within one year under arrangements satisfactory to the Trustees for the giving of notice of redemption by the Trustees in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with either Trustee as trust funds in trust for such purpose an amount in the Currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to such Trustee for cancellation, for principal (and premium, if any), interest, if any, and Additional Amounts, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustees an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustees under Section 6.07, the obligations of the Trustees to any Authenticating Agent under Section 6.12 and, if money shall have been deposited with the Trustees pursuant to subclause (b) of clause
(1) of this Section, the obligations of the Trustees under Section 4.02 and the last paragraph of Section 10.03 shall survive.

SECTION 4.02      Application of Trust Money.

      Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustees pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustees may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustees; but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE FIVE
                                    REMEDIES

SECTION 5.01      Events of Default.

      "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (1) default in the payment of any interest (including Additional Amounts) due on any Security of that series, or any related coupon, when such interest or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

      (2) default in the payment of the principal (or premium, if any) in respect of any Security of that series at its Maturity; or

      (3) default in the deposit of any sinking fund or analogous payment when due by the terms of any Security of that series and Article Twelve; or

      (4) default in the performance, or breach, of any of the covenants contained in Article Eight of this Indenture and the continuance of such default or breach for a period of 15 days; or

      (5) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture which affects or is applicable to the Securities of that series (other than a covenant or agreement, a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustees or to the Company and the Trustees by the Holders of at least 25% in principal amount of all Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (6) if an event of default (as defined in any indenture or instrument under which the Company or any Subsidiary has at the time of this Indenture or shall thereafter have outstanding any indebtedness) shall have occurred and be continuing, or the Company or any Subsidiary shall have failed to pay principal amounts with respect to such indebtedness at maturity and such event of default or failure to pay shall have resulted in indebtedness under such indentures or instruments being declared due, payable or otherwise being accelerated, in either event so that an amount in excess of the greater of $5,000,000 and 2% of Shareholders' Equity shall be or become due, payable and accelerated upon such declaration or prior to the date on which the same would otherwise have become due, payable and accelerated (the "accelerated indebtedness"), and such acceleration shall not be rescinded or annulled, or such event of default or failure to pay under such indenture or instrument shall not be remedied or cured, whether by payment or otherwise, or waived by the holders of such accelerated indebtedness, then

            (a) if the accelerated indebtedness shall be as a result of an event of default which is not related to the failure to pay principal or interest on the terms, at the times, and on the conditions set out in any such indenture or instrument, it shall not be considered an Event of Default for purposes of this Indenture until 30 days after such indebtedness has been accelerated, or

            (b) if the accelerated indebtedness shall occur as a result of such failure to pay principal or interest or as a result of an event of default which is related to the failure to pay principal or interest on the terms, at the times, and on the conditions set out in any such indenture or instrument, then (i) if such accelerated indebtedness is, by its terms, Non-Recourse Debt to the Company or a Subsidiary, it shall not be considered an Event of Default for purposes of this Indenture; or (ii) if such accelerated indebtedness is recourse to the Company or a Subsidiary, any requirement in connection with such failure to pay or event of default for the giving of notice or the lapse of time or the happening of any further condition, event or act under such other indenture or instrument in connection with such failure to pay or event of default shall be applicable together with an additional seven days before being considered an Event of Default for purposes of this Indenture; or

      (7) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under or subject to the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the U.S. Federal Bankruptcy Code or any other federal, provincial, state or foreign bankruptcy, insolvency or analogous laws, or the issuance of a sequestration order or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or in receipt of any substantial part of the property of the Company, and any such decree, order or appointment continues unstayed and in effect for a period of 90 consecutive days; or

      (8) the institution by the Company of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under or subject to the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the U.S. Federal Bankruptcy Code or any other federal, provincial, state or foreign bankruptcy, insolvency or analogous laws or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking by it of corporate action in furtherance of any of the aforesaid purposes; or

      (9) any other Event of Default provided with respect to Securities of that series.

SECTION 5.02      Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default described in clause (1), (2), (3), (4), (5), (6) or
(9) of Section 5.01 with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case, either Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series, may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series and all interest thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustees if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable. If an Event of Default specified in Section 5.01(7) or 5.01(8) occurs and is continuing, then the principal amount of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustees or any Holder.

      At any time after such a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by either Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustees, may rescind and annul such declaration and its consequences if

      (1) the Company has paid or deposited with either Trustee a sum sufficient to pay in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)),

            (a) all overdue interest, if any, on all Outstanding Securities of that series (or of all series, as the case may be) and any related coupons,

            (b) all unpaid principal of (and premium, if any, on) any Outstanding Securities of that series (or of all series, as the case may be) which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal (and premium, if any) at the rate or rates prescribed therefor in such Securities,

            (c) to the extent that payment of such interest is legally enforceable, interest on overdue interest at the rate or rates prescribed therefor in such Securities, and

            (d) all sums paid or advanced by the Trustees hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustees, their agents and counsel; and

      (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03      Collection of Debt and Suits for Enforcement by Trustees.

The Company covenants that if

      (1) default is made in the payment of any installment of interest on any Security and any related coupon when such interest becomes due and payable and such default continues for a period of 30 days, or

      (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

then the Company will, upon demand of either Trustee, pay to the U.S. Trustee for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustees, their agents and counsel.

      If the Company fails to pay such amounts forthwith upon such demand, each of the Trustees, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

      If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, either Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04      Trustees May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, each Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether either Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any), or such portion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

      and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to such Trustee and, in the event that such Trustee shall consent to the making of such payments directly to the Holders, to pay to such Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of each Trustee, its agents and counsel, and any other amounts due to such Trustee under Section 6.07.

      Nothing herein contained shall be deemed to authorize the Trustees to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustees to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.05      Trustees May Enforce Claims Without Possession of Securities.

      All rights of action and claims under this Indenture or the Securities or coupons may be prosecuted and enforced by the Trustees without the possession of any of the Securities or coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by a Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and coupons in respect of which such judgment has been recovered.

SECTION 5.06      Application of Money Collected.

      Any money collected by a Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustees and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      First:  to the payment of all amounts due the Trustees under Section 6.07;
      -----

      Second: to the payment of the amounts then due and unpaid for principal of
      ------
(and premium, if any) and interest, if any, on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, respectively; and

      Third:  the balance, if any, to the Person or Persons entitled  thereto.
      -----

SECTION 5.07      Limitation on Suits.

      No Holder of any Security of any series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustees of a continuing Event of Default with respect to the Securities of that series;

      (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series in the case of any Event of Default described in clause (1), (2), (3), (4), (5), (6) or (9) of
            Section 5.01, or, in the case of any Event of Default described in clause (7) or (8) of Section 5.01, the Holders of not less than 25% in principal amount of all Outstanding Securities, shall have made written request to the Trustees to institute proceedings in respect of such Event of Default in their own names as Trustees hereunder;

      (3) such Holder or Holders have offered to the Trustees reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustees for 60 days after their receipt of such notice, request and offer of indemnity have failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustees during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of that series in the case of any Event of Default described in clause (1), (2), (3), (4), (5), (6) or (9) of Section 5.01, or, in
            the case of any Event of Default  described  in clause (7) or (8) of
            Section 5.01, by the Holders of a majority or more in principal amount of all Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series, in the case of any Event of Default described in clause (1), (2), (3), (4), (5), (6) or (9) of Section 5.01, or of Holders of all Securities in the case of any Event of Default described in clause (7) or (8) of Section 5.01, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the same series, in the case of any Event of Default described in clause (1), (2), (3), (4), (5), (6) or (9) of
Section 5.01, or of Holders of all Securities in the case of any Event of Default described in clause (7) or (8) of Section 5.01.

SECTION 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fourteen) and in such Security, of the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on, such Security or payment of such coupon on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09      Restoration of Rights and Remedies.

      If either Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustees and the Holders of Securities and coupons shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustees and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10      Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustees or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11      Delay or Omission Not Waiver.

      No delay or omission of the Trustees or of any Holder of any Security or coupon to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustees or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustees or by the Holders, as the case may be.

SECTION 5.12      Control by Holders.

      With respect to the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred on the Trustees, relating to or arising under clause (1), (2),
(3), (4), (5), (6) or (9) of Section 5.01, and, with respect to all Securities, the Holders of not less than a majority in principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred on the Trustees, not relating to or arising under clause (1), (2), (3), (4), (5), (6) or (9) of Section 5.01, provided that in each case

      (1) such direction shall not be in conflict with any rule of law or with this Indenture,

      (2) the Trustees may take any other action deemed proper by the Trustees which is not inconsistent with such direction, and

      (3) the Trustees need not take any action which might involve them in personal liability or be unjustly prejudicial to the Holders of Securities of such series not consenting.

SECTION 5.13      Waiver of Past Defaults.

      Subject to Section 5.02, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default described in clause (1), (2), (3), (4), (5), (6) or (9) of Section 5.01 (or, in the case of a default described in clause (7) or (8) of Section 5.01, the Holders of not less than a majority in principal amount of all Outstanding Securities may waive any such past default), and its consequences, except a default

      (1) in respect of the payment of the principal of (or premium, if any) or interest, if any, on any Security or any related coupon, or

      (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 5.14      Waiver of Stay or Extension Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustees, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.15      Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against either Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in Trust Indenture Legislation; provided, however,
                                                             --------   -------
that neither this Section nor the provisions of Section 315(e) of the Trust Indenture Act shall apply to any suit instituted by either Trustee or by any Holder or group of Holders holding more than 10% in principal amount of all Outstanding Securities or by any Holder of any Security on any suit for the enforcement of the right to receive the principal of and interest (including any Additional Amounts) on any such Securities.

                                  ARTICLE SIX
                                  THE TRUSTEES

SECTION 6.01      Notice of Defaults.

      Each Trustee shall promptly give the other Trustee notice of any Default or Event of Default known to it. Within a reasonable time, but no more than the earlier of 90 days after the occurrence of or 30 days after either Trustee becomes aware of any Default hereunder with respect to the Securities of any series, one or both of the Trustees shall transmit in the manner and to the extent provided in Trust Indenture Legislation, notice of such Default hereunder known to either Trustee, unless such Default shall have been cured or waived (and, in the case where such Default shall have been cured, the Trustees shall notify the Holders in writing of such cure in writing within a reasonable time, but not exceeding 30 days, after the Trustees have become aware that the Default has been cured); provided, however, that, except in the case of a Default in the
                 --------  -------
payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustees shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of each Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series and any related coupons and so advises the Company in writing; and provided further that in the case of any
                                        -------- -------
Default of the character specified in Section 5.01(5) with respect to Securities of such series, no such notice to Holders shall be given until at least 10 days after the occurrence thereof.

SECTION 6.02      Certain Duties and Responsibilities of Trustees.

            (a) The Trustees, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform with respect to the Securities of any series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustees.

            (b) In all instances, in the exercise of the powers, rights, duties and obligations prescribed or conferred by the terms of this Indenture, each Trustee shall act honestly and in good faith with a view to the best interests of the Holders and exercise that degree of care, diligence and skill that a reasonably prudent trustee in respect of indentures for the purpose of issuing corporate debt obligations would exercise in comparable circumstances.

            (c) No provision of this Indenture shall be construed to relieve each Trustee from liability for its own actions or failure to act in accordance with Subsection 6.02(b), except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                        (A) the duties and obligations of each Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustees shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustees; and

                        (B) in the absence of bad faith on the part of either Trustee, such Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Indenture and Trust Indenture Legislation; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustees, the Trustees shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (ii) the Trustees shall not be liable for any error of judgment made in good faith by a Responsible Officer of such Trustee, unless it shall be proved that the Trustee failed to act in accordance with Subsection 6.02(b) in ascertaining the pertinent facts;

                  (iii) the  Trustees  shall not be liable  with  respect to any action taken or omitted to be taken by them in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees under this Indenture;

                  (iv) none of the provisions contained in this Indenture shall require either Trustee to expend or risk their own funds or otherwise incur personal or any financial liability in the performance of any of their duties or in the exercise of any of their rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to them under the terms of this Indenture or adequate indemnity against such risk is not reasonably assured to them; and

                  (v) whether or not therein expressly so provided, except to the extent expressly provided herein to the contrary, every provision of this Indenture relating to the conduct or effecting the liability or affording protection to the Trustees shall be subject to the provisions of this Section.

SECTION 6.03      Certain Rights of Trustees.

      Subject to the provisions of TIA Sections 315(a) through 315(d):

      (1) the Trustees may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by them to be genuine and to have been signed or presented by the proper party or parties;

      (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

      (3) whenever in the administration of this Indenture the Trustees shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, each Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

      (4) the Trustees may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by them hereunder in good faith and in reliance thereon;

      (5) the Trustees shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any related coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustees reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by them in compliance with such request or direction;

      (6) the Trustees shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustees, in their discretion, may make such further inquiry or investigation into such facts or matters as they may see fit, and, if the Trustees shall determine to make such further inquiry or investigation, they shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

      (7) in an Event of Default, the Trustees' powers shall not be infringed upon so long as they act in accordance with Subsection 6.02(b);

      (8) the Trustees may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustees shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by them hereunder; and

      (9) the Trustees shall not be liable for any action taken, suffered or omitted by them in good faith and believed by them to be authorized or within the discretion or rights or powers conferred upon them by this Indenture.

SECTION 6.04      Trustees Not Responsible for Recitals or Issuance of
                  Securities.

      The recitals contained herein and in the Securities, except for a Trustee's certificates of authentication, and in any coupons shall be taken as the statements of the Company, and neither Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustees make no representations as to the validity or sufficiency of this Indenture or of the Securities or coupons, except that the Trustees represent that they are duly authorized to execute and deliver this Indenture, authenticate the Securities and perform their obligations hereunder and that the statements made by the U.S. Trustee in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof. Nothing herein contained will impose on either Trustee any obligation to see to, or to require evidence of, the registration or filing (or renewal thereof) of this Indenture or any supplemental indenture. The Trustees shall not be bound to give notice to any person of the execution hereof.

SECTION 6.05      May Hold Securities.

      The Trustees,  any  Authenticating  Agent,  any Paying Agent, any Security
Registrar or any other agent of the Company or of the Trustees, in their individual or any other capacity, may become the owner or pledgee of Securities and coupons and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company, including, without limitation, as a creditor of the Company, with the same rights they would have if they were not Trustees, Authenticating Agent, Paying Agent, Security Registrar or such other agent. A Trustee that has resigned or was removed shall remain subject to TIA Section 311(a) to the extent provided therein.

SECTION 6.06      Money Held in Trust.

      Money held by the Trustees in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustees shall be under no liability for interest on any money received by them hereunder except as otherwise agreed with the Company.

SECTION 6.07      Compensation and Reimbursement.

      The Company agrees:

      (1) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustees upon their request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their negligence or bad faith; and

      (3) to indemnify the Trustees for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including reasonable attorneys' fees and other reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

      The obligations of the Company under this Section to compensate the Trustees, to pay or reimburse the Trustees for expenses, disbursements and advances and to indemnify and hold harmless the Trustees shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustees shall have a claim prior to the Securities upon all property and funds held or collected by the Trustees as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on particular Securities or any coupons.

      When the Trustees incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(7) or (8), the expenses (including reasonable charges and expense of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable U.S. or Canadian federal, state or provincial bankruptcy, insolvency or other similar law.

      The provisions of this Section shall survive the termination of this Indenture.

SECTION 6.08      Corporate Trustees Required; Eligibility.

      (1) There shall be at all times a U.S. Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and, together with its immediate parent, shall have a combined capital and surplus of at least $50,000,000 and have its Corporate Trust Office or an agency in The City of New York to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of U.S. federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the U.S. Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      (2) For so long as required by Trust Indenture Legislation, there shall be a Canadian Trustee under this Indenture. The Canadian Trustee shall at all times be a resident or authorized to do business in the Province of Ontario and any other province in Canada where Holders may be resident from time to time. The Canadian Trustee represents and warrants that no material conflict of interest exists in the Canadian Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 30 days after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder. If any such material conflict of interests exists or hereafter shall exist, the validity and enforceability of this Indenture shall not be affected in any manner whatsoever by reason thereof.

      (3)   [intentionally omitted]

      (4) The Trustees will not be required to give any bond or security in respect of the execution of the trusts and powers set out in this Indenture or otherwise in respect of the premises.

      (5) Neither Trustee nor any Affiliate of either Trustee shall be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.

SECTION 6.09      Resignation and Removal; Appointment of Successor.

      (1) No resignation or removal of either Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

      (2) Either Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to such Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (3) Either Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, delivered to such Trustee and to the Company.

      (4)   If at any time:

            (a) either Trustee shall acquire any conflicting interest as defined in TIA Section 310(b) and fail to comply with the provisions of TIA
            Section 310(b)(i), or

            (b) either  Trustee shall fail to comply with the  provisions of TIA
            Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (c) either Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (d) either Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of such Trustee or of its property shall be appointed or any public officer shall take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove such Trustee with respect to all Securities, or (ii) subject to TIA
            Section 315(e), any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

            (e) If either Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the U.S. Trustee or the Canadian Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series) provided, however, that the Company shall not be required to appoint a successor Trustee to the Canadian Trustee if the Canadian Trustee resigns or is removed and a Canadian Trustee under this Indenture is no longer required under Trust Indenture Legislation. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of a Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            (g) If a Canadian Trustee under this Indenture is no longer required by Trust Indenture Legislation, then the Company by a Board Resolution may remove the Canadian Trustee.

SECTION 6.10      Acceptance of Appointment by Successor.

      (1) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (2) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 1.01 which contemplate such situation.

      (3) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (4) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.11      Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which either Trustee or its corporate trust business may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which either Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of either Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by a Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of such Trustee; provided, however, that the right
                                               --------  -------
to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 6.12      Appointment of Authenticating Agent.

      At any time when any of the Securities remain Outstanding, the Trustees may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustees to authenticate Securities of such series and the Trustees shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 1.06. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by either Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustees, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustees or either Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustees by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustees by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia or the laws of Canada or any province thereof, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by U.S. federal or state or Canadian federal or provincial authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustees or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustees and to the Company. The Trustees may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustees may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in
Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustees agree to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustees shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to either Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

      (Certificate of Authentication may be executed by either the U.S. Trustee or the Canadian Trustee)

Dated:
       --------------------

      Computershare Trust Company, Inc., as U.S. Trustee, certifies that this is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          Computershare Trust Company, Inc., as
                                          U.S. Trustee


                                           By:
                                                --------------------------------
                                                    as Authenticating Agent

                                           By:
                                                --------------------------------
                                                      Authorized Officer
Dated:
       --------------------

         Computershare Trust Company of Canada, as Canadian Trustee, certifies that this is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          Computershare Trust Company of Canada,
                                          as Canadian Trustee


                                          By:
                                                --------------------------------
                                                    as Authenticating Agent

                                          By:
                                                --------------------------------
                                                      Authorized Officer

SECTION 6.13      Joint Trustees.

      The rights, powers, duties and obligations conferred and imposed upon the Trustees are conferred and imposed upon and shall be exercised and performed by the U.S. Trustee and the Canadian Trustee individually, except to the extent the Trustees are required under Trust Indenture Legislation to perform such acts jointly, and neither Trustee shall be liable or responsible for the acts or omissions of the other Trustee. If the Trustees are unable to agree jointly to act or refrain from acting with respect to any right, power, duty or obligation conferred jointly upon the Trustees hereunder, the decision of the U.S. Trustee to act or refrain from acting shall be binding upon the Canadian Trustee.

      Unless the context implies or requires otherwise, any written notice, request, direction, certificate, instruction, opinion or other document (each such document, a "Writing") delivered pursuant to any provision of this Indenture to any of the U.S. Trustee or the Canadian Trustee shall be deemed for all purposes of this Indenture as delivery of such Writing to the Trustee. Each such trustee in receipt of such Writing shall notify such other trustee of its receipt of such Writing within two Business Days of such receipt provided,
                                                                       --------
however,  that any  failure of such  trustee  in  receipt of such  Writing to so
-------
notify such other trustee shall not be deemed as a deficiency in the delivery of such Writing to the Trustee.

SECTION 6.14      Other Rights of Trustees.

      Each Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, either Trustee, in its sole judgment, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should either Trustee, in its sole judgment, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days' written notice to all parties provided (i) that such Trustee's written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to such Trustee's satisfaction within such 10 day period, then such resignation shall not be effective;

      It is expressly acknowledged that the Canadian Trustee may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes:

                  (i) to provide the services required under this Indenture and other services that may be requested from time to time;

                  (ii) to help the Canadian Trustee manage its servicing relationships with such individuals;

                  (iii) to meet the  Canadian  Trustee's  legal  and  regulatory requirements; and

                  (iv) if social insurance numbers are collected by the Canadian Trustee, to perform tax reporting and to assist in verification of an individual's identity for security purposes.

      Each party acknowledges and agrees that the Canadian Trustee may receive, collect, use and disclose personal information provided to it or acquired by it in the course of this Indenture for the purposes described above and, generally, in the manner and on the terms described in its Privacy Code, which the Canadian Trustee shall make available on its website or upon request, including revisions thereto. Further, each party agrees that it shall not provide or cause to be provided to the Canadian Trustee any personal information relating to an individual who is not a party to this Indenture unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures.

      Unless otherwise notified, the Trustees shall be entitled to assume that all payments have been made by the Company as required under this Indenture.

      The Trustees may assume for the purposes of this Indenture that any address on the register of the Holders of the Securities is the holder's actual address and is also determinative as to residency.

      The Trustees shall have no obligation to ensure or verify compliance with any applicable laws or regulatory requirements on the issue, exercise or transfer of any Securities provided such issue, exercise or transfer, as the case may be, is effected in accordance with the terms of this Indenture. The Trustees shall be entitled to process all transfers of Securities upon the presumption that such transfers are permissible pursuant to all applicable laws and regulatory requirements. The Trustees shall have no obligation to ensure that legends appearing on the Securities certificates comply with regulatory requirements or securities laws of any applicable jurisdiction.

      Except as provided in this Indenture, the Trustees shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Indenture; such document must not require the exercise of any discretion or independent judgment.

      Each Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be holders, subject to all the terms and conditions herein set forth.

                                 ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01      Disclosure of Names and Addresses of Holders.

      Every Holder of Securities or coupons, by receiving and holding the same, agrees with the Company and the Trustees that none of the Company or the Trustees or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustees shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

SECTION 7.02      Reports by Trustees.

      (1) Within 60 days after o of each year commencing with the first o after the first issuance of Securities pursuant to this Indenture, the Trustees shall transmit to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such o if required by
            Section 313(a) of the Trust Indenture Act.

      (2) The Trustees shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act and Part VIII of the CBCA.

      (3) A copy of such report shall, at the time of such transmission to the Holders, be filed by the Trustees with the Company (Attention: Vice President, Corporate & Legal Affairs), with each securities exchange upon which any of the Securities are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustees when the Securities become listed on any securities exchange.

SECTION 7.03      Reports by the Company.

      The Company shall:

      (1)   furnish  to the  Trustees,  within  10 days  after  the  Company  is required to file with or furnish the same to (A) the Commission, copies, which may be in electronic format, of its annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustees and the Commission (if permitted by the Commission), in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
            Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations, each of such reports to be prepared in accordance with GAAP, and (B) the Canadian Securities Authorities, copies of the annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Canadian Securities Authorities may from time to time by rules and regulations prescribe) which the Company may be required to file with the Canadian Securities Authorities pursuant to applicable Canadian securities legislation;

      (2) file with the Trustees, and the Commission and the Canadian Securities Authorities, as applicable, in accordance with rules and regulations prescribed from time to time by the Commission and the Canadian Securities Authorities, respectively, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations including, without limitation, filing with the Trustees a list of all information in its possession as to the names and addresses of all Holders pursuant to TIA Section 312(a) on such semi-annual dates as may be specified by the Trustees;

      (3) notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or Canadian Securities legislation, or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company shall provide the
            Trustees:

            (a) within 10 days after the time periods required for the filing of annual information forms and annual consolidated financial statements (or similar annual filings) by the Canadian Securities Authorities, the information required to be provided or incorporated by reference in an annual information form, annual consolidated financial statement or similar annual filing under the laws of Canada or any province thereof to security holders of a corporation with securities listed on the Toronto Stock Exchange or its successor, whether or not the Company has any of its securities so listed; and

            (b) within 10 days after the time periods required for the filing of interim reports by the Canadian Securities Authorities, the information required to be provided in interim reports under the laws of Canada or any province thereof to security holders of a company with securities listed on the Toronto Stock Exchange or its successor, whether or not the Company has any of its securities so listed;

            Such reports, to the extent permitted by the rules and regulations of the Commission, will be prepared in accordance with Canadian disclosure requirements and GAAP; provided, however, that the Company shall not be obligated to file such reports with the Commission; and

      (4)   transmit to all Holders, in the manner and to the extent provided in
            Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustees, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1), (2) and (3) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

      (5) file with the Exchanges and the Commission the reports created pursuant to Section 7.02 hereof.

                                 ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01      Company May Consolidate, etc., Only on Certain Terms.

      The Company shall not amalgamate or consolidate with or merge into or enter into any statutory arrangement with any other Person, or, directly or indirectly, convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:

      (1) the Person formed by or continuing from such amalgamation or consolidation or into which the Company is merged or with which it enters into such statutory arrangement or the Person which acquires by operation of law or by conveyance or transfer, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership or trust organized and validly existing under the laws of Canada or any province or territory thereof, the United States of America or any state thereof or the District of Columbia or, if such amalgamation, merger, consolidation, statutory arrangement or other transaction would not impair the rights of Holders, any other country, and, unless the Company is the continuing corporation, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the
            Trustees, in form satisfactory to the Trustees, the Company's obligation for the due and punctual payment of the principal of (and premium, if any), and interest, if any, on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

      (2) immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing; and

      (3) the Company or such Person shall have delivered to the Trustees an Officers' Certificate and an Opinion of Counsel, each stating that such amalgamation, statutory arrangement, consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.02      Successor Person Substituted.

      Upon any amalgamation or consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease all or substantially all of the properties and assets of the Company to any Person in accordance with Section 8.01, the successor Person formed by such amalgamation or consolidation or into which the Company is merged, or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in
Section 8.01), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and the coupons and may be dissolved and liquidated.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 9.01      Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustees, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustees, for any of the following purposes:

      (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

      (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities and any related coupons (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

      (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

      (4) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer
            Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form; provided that any such action shall not adversely affect the
            --------
            interests of the Holders of Securities of any series or any related coupons in any material respect; or

      (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective
            --------
            only when there is no Security which is Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

      (6) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

      (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10(b); or

      (8) to close this Indenture with respect to the authentication and delivery of additional series of Securities, to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided such action shall not adversely affect the
                        --------
            interests of the Holders of Securities of any series and any related coupons in any material respect; or

      (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 4.01,
            14.02 and 14.03;  provided  that any such action shall not adversely
                              --------
            affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; or

      (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualifications of this Indenture under any applicable law of the United States and Canada or of any province or territory thereof to the extent they do not conflict with the applicable law of the United States heretofore or hereafter enacted; or

      (11) to change or eliminate any provisions where such change takes effect when there are no Securities of any series Outstanding under this Indenture.

SECTION 9.02      Supplemental Indentures with Consent of Holders.

      With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustees, the Company, when authorized by or pursuant to a Board Resolution, and the Trustees may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture which affect such series of Securities or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental
           --------  -------
indenture shall, without the consent of the Holder of each Outstanding Security of such series,

      (1) change the Stated Maturity of the principal of (or premium, if any) or any installment of interest on any Security of such series, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or change any obligation of the Company to pay Additional Amounts contemplated by Section 10.05 (except as contemplated by Section 8.01(1) and permitted by Section 9.01(1)), or reduce the amount of the principal of an Original Issue Discount Security of such series that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
            Section 5.02 or the amount thereof provable in bankruptcy pursuant to Section 5.04, or adversely affect any right of repayment at the option of any Holder of any Security of such series, or change any Place of Payment where, or the Currency in which, any Security of such series or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 3.01 herein, or

      (2) reduce the percentage in principal amount of the Outstanding Securities of such series required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture which affect such series or certain defaults applicable to such series hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 15.04 for quorum or voting with respect to Securities of such series, or

      (3)   modify  any of the  provisions  of  this  Section,  Section  5.13 or
            Section 10.08, except to increase any such percentage or to provide that certain other provisions of this Indenture which affect such series cannot be modified or waived without the consent of the Holder of each Outstanding Security of such series.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this
Indenture of the Holders of Securities of any other series. Any such supplemental indenture adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture, or modifying in any manner the rights of the Holders of Securities of such series, shall not affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03      Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustees shall be entitled to receive, in addition to the documents required by Section 1.02, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. Each Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04      Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05      Conformity with Trust Indenture Legislation.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of Trust Indenture Legislation as then in effect.

SECTION 9.06      Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustees, bear a notation in form approved by the Trustees as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustees and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustees in exchange for Outstanding Securities of such series.

SECTION 9.07      Notice of Supplemental Indentures.

      Promptly after the execution by the Company and the Trustees of any supplemental indenture pursuant to the provisions of Section 9.02, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 1.06, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE TEN
                                    COVENANTS

SECTION 10.01     Payment of Principal, Premium, if any, and Interest.

      The Company covenants and agrees for the benefit of the Holders of each series of Securities and any related coupons that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of that series in accordance with the terms of the Securities, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 3.01 with respect to any series of Securities, any interest installments due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature.

SECTION 10.02     Maintenance of Office or Agency.

      (1) If the Securities of a series are issuable as Registered Securities, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series that are convertible or exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and, if the Securities of a series are also issuable as Bearer Securities, where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in Subsection 10.02(3).

      (2) If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related coupons may be presented and surrendered for payment; provided,  however, that, if the Securities
                                     ---------  -------
            of that series are listed on any securities exchange located outside the United States and such securities exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States so long as the Securities of that series are listed on such exchange and (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where Securities of that series that are convertible and exchangeable may be surrendered for conversion or exchange, as applicable, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.

      (3) The Company will give prompt written notice to the Trustees of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustees with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the U.S. Trustee, except that Bearer Securities of any series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, in London, and the Company hereby appoints the same as its agents to receive such respective presentations, surrenders, notices and demands.

      (4) Unless otherwise specified with respect to any Securities pursuant to Section 3.01, no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a back located in the United States; provided, however, that, if the
                                                --------   -------
            Securities of a series are payable in Dollars, payment of principal of (and premium, if any) and interest, if any, on any Bearer Security shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) payment in Dollars of the full amount of such principals, premium or interest, as the case may be, at all offices or agencies outside the United States maintained of such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

      (5) The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however,
                                                             --------   -------
            that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustees of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities as contemplated by Section 3.01 with respect to a series of Securities, the Company hereby initially appoints the U.S. Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

SECTION 10.03     Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities and any related coupons, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the principal of (or premium, if any) or interest, if any, on Securities of such series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustees of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities and any related coupons, it will, prior to or on each due date of the principal of (or premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum (in the Currency described in the preceding paragraph) sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is such Trustee) the Company will promptly notify the Trustees of its action or failure so to act.

      The Company will cause each Paying Agent (other than the Trustees) for any series of Securities to execute and deliver to the Trustees an instrument in which such Paying Agent shall agree with the Trustees, subject to the provisions of this Section, that such Paying Agent will:

      (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (2) give the Trustees notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of (or premium, if any) or interest, if any, on the Securities of such series; and

      (3) at any time during the continuance of any such default, upon the written request of the Trustees, forthwith pay to the Trustees all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustees all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustees upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustees, such Paying Agent shall be released from all further liability with respect to such sums.

      Except as provided in the Securities of any series, any money deposited with the Trustees or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Security of any series, or any coupon appertaining thereto, and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or coupon shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustees or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustees or such Paying Agent, before being
        --------   -------
required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04     Statement as to Compliance.

      The Company shall deliver to the Trustees, on or before 120 days after the end of the Company's fiscal year and at any other reasonable time at the request of a Trustee, an Officers' Certificate stating that a review of the activities of the Company during such fiscal year has been made under the supervision of the signing officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such officer signing such certificate, that the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred and is continuing, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or propose to take with respect thereto). The Company shall deliver to the Trustees upon demand evidence in such form as the Trustees may require as to compliance by the Company with any condition or covenant of the Company set out herein relating to any action required or permitted to be taken by the Company under this Indenture or as a result of any obligation imposed by this Indenture. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

SECTION 10.05     Additional Amounts.

      If specified pursuant to Section 3.01, all payments made by or on behalf of the Company under or with respect to the Securities of any series will be made free and clear of and without withholding or deduction for or on account of any present or future tax, duty, levy, impost, assessment or other government charge (including penalties, interest and other liabilities related thereto) imposed or levied by or on behalf of the Government of Canada or of any province or territory thereof or by any authority or agency therein or thereof having power to tax ("Canadian Taxes"), unless the Company is required to withhold or deduct Canadian Taxes by law or by the interpretation or administration thereof by the relevant government authority or agency. If the Company is so required to withhold or deduct any amount for or on account of Canadian Taxes from any payment made under or with respect to the Securities, the Company will pay as additional interest such additional amounts ("Additional Amounts") as may be necessary so that the net amount received by each Holder after such withholding or deduction (including with respect to Additional Amounts) will not be less than the amount the Holder would have received if such Canadian Taxes had not been withheld or deducted; provided, however, that no Additional Amounts will be payable with respect to a
--------   -------
payment made to a Holder (an "Excluded Holder") in respect of the beneficial owner thereof (i) with which the Company does not deal at arm's length (for purposes of the Income Tax Act (Canada)) at the time of the making of such payment, (ii) which is subject to such Canadian Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Canadian Taxes, (iii) which is subject to such Canadian Taxes by reason of its being a resident, domicile or national of, or engaged in business or maintaining a permanent establishment or other physical presence in or otherwise having some connection with Canada or any province or territory thereof otherwise than by the mere holding of Securities or the receipt of payments thereunder, or (iv) which is subject to such Canadian Taxes because it is not entitled to the benefit of an otherwise applicable tax treaty by reason of the legal nature of such Holder. The Company will make such withholding or deduction and remit the full amount deducted or withheld to the relevant authority as and when required in accordance with applicable law. The Company will pay all taxes, interest and other liabilities which arise by virtue of any failure of the Company to withhold, deduct and remit to the relevant authority on a timely basis the full amounts required in accordance with applicable law. The Company will furnish to the Holders, within 30 days after the date the payment of any Canadian Taxes is due pursuant to applicable law, certified copies of tax receipts or other satisfactory evidence of such payment by the Company.

      If as a result of any payment by or on behalf of the Company under or with respect to the Securities of any series, any Holder is required to pay tax under
Part XIII of the Income Tax Act (Canada) or any successor provisions in circumstances where the Company is not required to make a withholding with respect to such tax (for instance, in accordance with Section 803 of the Regulations to the Income Tax Act (Canada)), then the Company will, upon demand by any such Holder, indemnify such Holder (other than a Holder (i) with which the Company does not deal at arm's length (for the purposes of the Income Tax Act (Canada)) at the time of the making of such payment; (ii) which is subject to such Canadian Taxes by reason of its failure to comply with any certification, identification, information, documentation or other reporting requirement if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from, or a reduction in the rate of deduction or withholding of, such Canadian Taxes for the payment of any such taxes, together with any interest, penalties and expenses in connection therewith), or (iii) which is subject to such Canadian Taxes because it is not entitled to the benefit of an otherwise applicable tax treaty by reason of the legal nature of such Holder. All such amounts shall be payable by the Company on demand and shall bear interest at the rate borne by the Securities, calculated from the date incurred by the Holder to the date paid by the Company. All such amounts shall be Additional Amounts for the purpose of this Indenture.

      Promptly following the Company becoming aware that the Company will be obligated to pay Additional Amounts with respect to a payment hereunder, the Company will deliver to the Trustees and to any Paying Agent an Officers' Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable. References in this Indenture to interest, principal or other payments made or to be made by the Company with respect to the Securities shall be deemed also to refer to the payment of Additional Amounts provided for in Section 3.01 that may be payable in respect thereof.

      The provisions of this Section 10.05 shall survive any termination, defeasance or discharge of this Indenture.

SECTION 10.06     Payment of Taxes and Other Claims.

      The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any property or assets of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or
             --------  -------
discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.07     Corporate Existence.

      Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such
--------   -------
right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.08     Waiver of Certain Covenants.

      The Company may, with respect to any series of Securities, omit in any particular instance to comply with any term, provision or condition which affects such series set forth in Sections 10.06 and 10.07, or, as specified pursuant to Section 3.01(17) for Securities of such series, in any covenants of the Company added to this Article pursuant to Section 3.01(16) or Section 3.01(17) in connection with Securities of such series, if before the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities of any series, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustees to Holders of Securities of such series in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 11.01     Applicability of Article.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

SECTION 11.02     Election to Redeem; Notice to Trustees.

      The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustees), notify the Trustees of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustees such documentation and records as shall enable the Trustees to select the Securities to be redeemed pursuant to Section 11.03. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish to the Trustees an Officers' Certificate evidencing compliance with such restriction.

SECTION 11.03     Selection by Trustees of Securities to Be Redeemed.

      If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustees, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustees shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided,
                                                                       --------
however,  that no such  partial  redemption  shall  reduce  the  portion  of the
-------
principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 3.01.

      The Trustees shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

SECTION 11.04     Notice of Redemption.

      Except as otherwise specified as contemplated by Section 3.01, notice of redemption shall be given in the manner provided for in Section 1.06 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

      All notices of redemption shall state:

      (1)   the Redemption Date,

      (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 11.06, if any,

      (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

      (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

      (5) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in
            Section 11.06 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

      (6) the Place or Places of Payment where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any,

      (7)   that the redemption is for a sinking fund, if such is the case,

      (8) that, unless otherwise specified in such notice, Bearer Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the Redemption Date or the amount of any such missing coupon or coupons will be deducted from the Redemption Price unless security or indemnity satisfactory to the Company, the Trustees and any Paying Agent is furnished, and

      (9) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on such Redemption Date pursuant to
            Section  3.05 or
            otherwise, the last date, as determined by the Company, on which such exchanges may be made.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustees in the name and at the expense of the Company.

SECTION 11.05     Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with a Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities which are to be redeemed on that date.

SECTION 11.06     Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that
                                                        --------   -------
installments  of interest on Bearer  Securities  whose Stated  Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of coupons for such interest; and provided
                                                                        --------
further that  installments  of interest on  Registered  Securities  whose Stated
-------
Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

      If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustees if there be furnished to them such security or

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                                       91

indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustees or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest
                                             --------   -------
represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

SECTION 11.07     Securities Redeemed in Part.

      Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Twelve) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustees so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustees duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and either Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 11.08     Tax Redemption.

      If specified pursuant to Section 3.01, the Securities of a series will be subject to redemption at any time, in whole but not in part, at a redemption price equal to the principal amount thereof together with accrued and unpaid interest to the date fixed for redemption, upon the giving of a notice as described below, if (1) the Company determines that (a) as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of Canada or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction), which change or amendment is announced or becomes effective on or after a date specified pursuant to Section 3.01, if any date is so specified, the Company has or will become obligated to pay, on the next succeeding date on which interest is due, Additional Amounts pursuant to Section 10.05 or (b) on or after a date specified pursuant to Section 3.01, any action has been taken by any taxing authority of, or any decision has been rendered by a court of competent jurisdiction in, Canada or any political subdivision or taxing authority thereof or therein, including any of those actions specified in (a) above, whether or not such action was taken or decision was rendered with respect to the Company, or any change, amendment, application or interpretation shall be officially proposed, which, in any such case, in the Opinion of

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                                       92

Counsel to the Company, will result in the Company becoming obligated to pay, on the next succeeding date on which interest is due, Additional Amounts with respect to any Security of such series and (2) in any such case, the Company in its business judgment determines that such obligation cannot be avoided by the use of reasonable measures available to the Company; provided, however, that (i)
                                                     --------  -------
no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such Additional Amounts were a payment in respect of the Securities then due, and (ii) at the time such notice of redemption is given, such obligation to pay such Additional Amounts remains in effect.

      In the event that the Company elects to redeem the Securities pursuant to the provisions set forth in the preceding paragraph, the Company shall deliver to the Trustees a certificate, signed by an authorized officer, stating that the Company is entitled to redeem the Securities pursuant to their terms.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

SECTION 12.01     Applicability of Article.

      Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 12.02     Satisfaction of Sinking Fund Payments with Securities.

      Subject to Section 12.03, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustees Outstanding
Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company together in the case of any Bearer Securities of such series with all un-matured coupons appertaining thereto, and/or (2) receive credit for the principal amount of Securities of such series which have been previously delivered to the Trustees by the Company or for Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustees at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

SECTION 12.03     Redemption of Securities for Sinking Fund.

      Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustees an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 12.02 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series.

      Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 12.02 and without the right to make any optional sinking fund payment, if any, with respect to such series.

      Not more than 60 days before each such sinking fund payment date the Trustees shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.06 and 11.07.

      Prior to any sinking fund payment date, the Company shall pay to the Trustees or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

      Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustees, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage commissions, for which the Trustees or any Paying Agent will be reimbursed by the Company) not in excess of the principal amount thereof.

                                ARTICLE THIRTEEN
                         REPAYMENT AT OPTION OF HOLDERS

SECTION 13.01     Applicability of Article.

      Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

SECTION 13.02     Repayment of Securities.

      Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with a Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in the Currency in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series and except, if applicable, as provided in Sections 3.12(b), 3.12(d) and 3.12(e)) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

SECTION 13.03     Exercise of Option.

      Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places which the Company shall from time to time notify the

Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

SECTION 13.04     When Securities Presented for Repayment Become Due and
                  Payable.

      If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be repaid, except to the extent provided below, shall be void. Upon surrender of any such Security for repayment in accordance with such provisions, together with all coupons, if any, appertaining thereto maturing after the Repayment Date, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that coupons
                                                 --------  -------
whose Stated Maturity is on or prior to the Repayment Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified pursuant to Section 3.01, only upon presentation and surrender of such coupons; and provided further
                                                                -------- -------
that, in the case of Registered Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

      If any Bearer Security surrendered for repayment shall not be accompanied by all appurtenant coupons maturing after the Repayment Date, such Security may be paid after deducting from the amount payable therefor as provided in Section
13.02 an amount equal to the face amount of all such missing coupons, or the surrender of such missing coupon or coupons may be waived by the Company and the Trustees if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustees or any Paying Agent any such missing coupon in respect of which a deduction

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                                       96

shall have been made as provided in the preceding sentence, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest
                                             --------   -------
represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 10.02) and, unless otherwise specified as contemplated by Section 3.01, only upon presentation and surrender of those coupons.

      If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

SECTION 13.05     Securities Repaid in Part.

      Upon surrender of any Registered Security which is to be repaid in part only, the Company shall execute and either Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Registered Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                ARTICLE FOURTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 14.01     Company's Option to Effect Defeasance or Covenant Defeasance.

      Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, the provisions of this Article shall apply to each series of Securities, and the Company may, at its option, effect defeasance (as defined below) of the Securities of or within a series under Section 14.02, or covenant defeasance (as defined below) of or within a series under Section 14.03 in accordance with the terms of such Securities and in accordance with this Article.

SECTION 14.02     Defeasance and Discharge.

      Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities and any related coupons on the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities and any related coupons, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 14.05 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and any related coupons and this Indenture insofar as such Securities and any related coupons are concerned (and the Trustees, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the

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                                       97

following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities and any related coupons to receive, solely from the trust fund described in Section
14.04 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities and any related coupons when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 10.05, (C) the rights, powers, trusts, duties and immunities of the Trustees hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 14.03 with respect to such Securities and any related coupons.

SECTION 14.03     Covenant Defeasance.

      Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 10.06 and 10.07, and, if specified pursuant to Section 3.01, its obligations under any other covenant, with respect to such Outstanding Securities and any related coupons on and after the date the conditions set forth in Section 14.04 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any related coupons shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities and any related coupons, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under clauses (4), (5) or (9) of Section 5.01 or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any related coupons shall be unaffected thereby.

SECTION 14.04     Conditions to Defeasance or Covenant Defeasance.

      The following  shall be the  conditions to  application  of either Section
14.02 or Section 14.03 to any Outstanding Securities of or within a series and any related coupons:

      (1) The Company shall irrevocably have deposited or caused to be deposited with either Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any related coupons, (A) an amount (in such Currency in which such Securities and

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                                       98

            any related coupons are then specified as payable at Stated Maturity), or (B) Government Obligations applicable to such Securities (determined on the basis of the Currency in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities and any related coupons, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustees, to pay and discharge, and which shall be applied by the Trustees (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities and any related coupons on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest, if any, (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities and any related coupons on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any related coupons, and (iii) all amounts due the Trustees under Section 6.07; provided that the Trustees shall have been
                                   --------
            irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities and any related coupons. Before such a deposit, the Company may give to the Trustees, in accordance with Section 11.02 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

      (2) No Default or Event of Default with respect to such Securities or any related coupons shall have occurred and be continuing on the date of such deposit or, insofar as clauses (7) and (8) of Section
            5.01 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

      (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

      (4) In the case of an election under Section 14.02, the Company shall have delivered to the Trustees an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities and any related coupons will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

      (5) In the case of an election under Section 14.03, the Company shall have delivered to the Trustees an Opinion of Counsel in the United States to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

      (6) The Company shall have delivered to the Trustees an Opinion of Counsel in Canada or a ruling from the Canada Revenue Agency to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for Canadian federal, provincial or territorial income tax or other tax purposes as a result of such defeasance or covenant defeasance, as applicable, and will be subject to Canadian federal or provincial income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case had such defeasance or covenant defeasance, as applicable, not occurred (and for the purposes of such opinion, such Canadian counsel shall assume that Holders of the Securities include Holders who are not resident in Canada).

      (7) The Company is not an "insolvent person" within the meaning of the Bankruptcy and Insolvency Act (Canada) on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

      (8) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 3.01.

      (9) The Company shall have delivered to the Trustees an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for, relating to either the defeasance under Section 14.02 or the covenant defeasance under Section 14.03 (as the case may be), have been complied with.

SECTION 14.05 Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with a Trustee (or other qualifying trustee, collectively for purposes of this Section, the "Trustee") pursuant to Section 14.04 in respect of such Outstanding Securities and any related coupons shall be held in trust and applied by such Trustee, in accordance with the provisions of such Securities and any related coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as such Trustee may determine, to the Holders of such Securities and any related coupons of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

      Unless  otherwise  specified  with  respect to any  Security  pursuant  to
Section 3.01, if, after a deposit referred to in Section 14.04(1) has been made,
(a) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.12(b) or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 14.04(1) has been made in respect of such Security, or (b) a Conversion Event occurs as contemplated in Section 3.12(d) or 3.12(e) or by the terms of any Security in respect of which the deposit pursuant to Section 14.04(1) has been made, the indebtedness represented by such Security and any related coupons shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of (and premium, if any) and interest, if any, on such Security as they become due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on the applicable Market Exchange Rate for such Currency in effect on the third Business Day prior to each payment date, except, with respect to a Conversion Event, for such Currency in effect (as nearly as feasible) at the time of the Conversion Event.

      The Company shall pay and indemnify such Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 14.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities and any related coupons.

      Anything in this Article to the contrary notwithstanding, such Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 14.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to such Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

SECTION 14.06     Reinstatement.

      If a Trustee or any Paying Agent is unable to apply any money in accordance with Section 14.05 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities and any related coupons shall be revived and reinstated as though no deposit had occurred pursuant to Section 14.02 or 14.03, as the case may be, until such time as such Trustee or Paying Agent is permitted to apply all such money in accordance with Section 14.05; provided, however, that if the Company
                                         --------   -------
makes any payment of principal of (or premium, if any) or interest, if any, on any such Security or any related coupon following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and any related coupons to receive such payment from the money held by such Trustee or Paying Agent.

                                ARTICLE FIFTEEN
                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 15.01     Purposes for Which Meetings May Be Called.

      If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 15.02     Call, Notice and Place of Meetings.

      (1) The Trustees may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.01, to be held at such time and at such place in The City of New York, in Toronto or in London as the Trustees shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided for in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustees to call a meeting of the Holders of Securities of such series for any purpose specified in Section 15.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustees shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in The City of New York, in Toronto or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section.

SECTION 15.03     Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder of Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustees and their counsel and any representatives of the Company and its counsel.

SECTION 15.04     Quorum; Action.

      The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that, if any action is
                                      --------   -------
to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Securities of a series, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

      Subject to the foregoing, at the reconvening of any meeting adjourned for lack of a quorum the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

      Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series who have casted their votes; provided, however, that, except as limited by the
                              --------   -------
proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of not less than such specified percentage in principal amount of the Outstanding Securities of such series.

      Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons, whether or not present or represented at the meeting.

      Notwithstanding the foregoing provisions of this Section, if any action is to be taken at a meeting of Holders of Securities of any series with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Securities affected thereby, or of the Holders of such series and one or more additional series:

                  (i) there shall be no minimum quorum requirement for such meeting; and

                  (ii) the principal amount of the Outstanding Securities of such series that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

SECTION 15.05     Determination of Voting Rights; Conduct and Adjournment of
                  Meetings.

      (1) Notwithstanding any provisions of this Indenture, the Trustees may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.04 and the appointment of any proxyholder shall be proved in the manner specified in Section 1.04 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
            Section 1.04 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxyholders, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

      (2) The Trustees shall, by an instrument in writing appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 15.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

      (3) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Securities of such series held or represented by him (determined as specified in the definition of "Outstanding" in
            Section  1.01);  provided,  however,  that no vote  shall be cast or
                             --------   -------
            counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or a proxy.

      (4) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 15.06     Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers, if any, of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 15.02 and, if applicable, Section 15.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustees to be preserved by the Trustees, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

                                    * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                      VASOGEN INC.


                                      By: (signed) "o"
                                          ----------------------------------
                                      Name: o
                                      Title: o


                                      COMPUTERSHARE TRUST COMPANY, INC.,
                                      as U.S. Trustee


                                      By: (signed) "o"
                                          ----------------------------------
                                      Name: o
                                      Title: o


                                      By: (signed) "o"
                                          ----------------------------------
                                      Name: o
                                      Title: o


                                      COMPUTERSHARE TRUST COMPANY OF CANADA,
                                      as Canadian Trustee


                                      By: (signed) "o"
                                          ----------------------------------
                                      Name: o
                                      Title: Authorized Signing Officer


                                      By: (signed) "o"
                                          ----------------------------------
                                      Name: o
                                      Title: Authorized Signing Officer

                                    EXHIBIT A

                             FORMS OF CERTIFICATION

                                   EXHIBIT A-1

                       FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY
                       OR TO OBTAIN INTEREST PAYABLE PRIOR
                              TO THE EXCHANGE DATE

                                   CERTIFICATE

                                  VASOGEN INC.
                                 o% Notes due o

      This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by any person(s) that is not a citizen or resident of the United States; a corporation or partnership (including any entity treated as a corporation or partnership for United States Federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia unless, in the case of a partnership, Treasury Regulations provide otherwise; any estate whose income is subject to United States Federal income tax regardless of its source or; a trust if (A) a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust or (B) it was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person ("United States persons(s)"), (ii) are owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise Vasogen Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)), and, in addition, if the owner is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

      As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

      We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

      This certificate excepts and does not relate to U.S.$ o of such interest in the above-captioned Securities in respect of which we are not able to certify and as to which we understand an exchange for an interest in a permanent global security or an exchange for and delivery of definitive Securities (or, if relevant, collection of any interest) cannot be made until we do so certify.

      We understand that this certificate may be required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:
[To be dated no earlier than the
15th   day   prior  to  (i)  the
Exchange   Date  or   (ii)   the
relevant  Interest  Payment Date
occurring  prior to the Exchange
Date, applicable]



                                         [Name of Person Making Certification]


                                         By:
                                            ----------------------------------
                                         Name:
                                         Title:

                                   EXHIBIT A-2

          FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR AND CLEARSTREAM
                IN CONNECTION WITH THE EXCHANGE OF A PORTION OF A
                 TEMPORARY GLOBAL SECURITY OR TO OBTAIN INTEREST
                       PAYABLE PRIOR TO THE EXCHANGE DATE

                                   CERTIFICATE

                                  VASOGEN INC.

                                 o% Notes due o

      This is to certify that based solely on written certifications that we have receive in writing, by tested telex or by electronic transmission from each of the persons appearing in our records as persons entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially in the form attached hereto, as of the date hereof, U.S.$ o principal amount of the above-captioned Securities (i) is owned by any person(s) that is not a citizen or resident of the United States; a corporation or partnership (including any entity treated as a corporation or partnership for United States Federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia unless, in the case of a partnership, Treasury Regulations provide otherwise; any estate whose income is subject to United States Federal income tax regardless of its source or; a trust if (A) a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust or (B) it was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations to be treated as a United States person ("United States person(s)"), (ii) is owned by United States person(s) that are (a) foreign branches of United States financial institutions (financial institutions, as defined in U.S. Treasury Regulation Section 1.165-12(c)(1)(v) are herein referred to as "financial institutions") purchasing for their own account or for resale, or (b) United States person(s) who acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such financial institution has agreed, on its own behalf or through its agent, that we may advise Vasogen Inc. or its agent that such financial institution will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)) and, to the further effect, that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

      As used herein, "United States" means the United States of America (including the states and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

      We further certify that (i) we are not making available herewith for exchange (or, if relevant, collection of any interest) any portion of the temporary global Security representing the above-captioned Securities excepted in the above-referenced certificates of Member Organizations and (ii) as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

      We understand that this certification is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

[To be dated no earlier than the
15th   day   prior  to  (i)  the
Exchange   Date  or   (ii)   the
relevant  Interest  Payment Date
occurring  prior to the Exchange
Date, applicable]


                                  [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                  BRUSSELS OFFICE, as Operator of the Euroclear System]
                                  [CLEARSTREAMBANKING]


                                  By:
                                      -----------------------------------------
                                  Name:
                                  Title: